UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Emerging Markets Equity Strategies Fund

iShares Short-Term TIPS Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Emerging Markets Equity Strategies Fund
➢	iShares Short-Term TIPS Bond Index Fund

BlackRock Funds IV

➢	BlackRock Alternative Capital Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800)-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund

Investment Objective

BlackRock Emerging Markets Equity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s underweight allocation and stock selection within China was the largest positive contributor to relative performance, driven by positioning that favored old-economy stocks in the industrials and materials sectors over companies in the information technology (“IT”) sector. Positioning in Brazil also added to performance, as a market-friendly outcome in the national presidential election helped drive a recovery in local markets.

Among individual stocks, the largest contributor to performance was the Fund’s out-of-benchmark position in Israeli Chemicals Ltd., whose shares rallied in response to rising potash prices due to production issues in Brazil and Argentina. Brazilian airline Azul SA and state-controlled energy giant Petroleo Brasileiro SA were also notable contributors on Brazil’s relative strength. Finally, South Korea’s Samsung Engineering Co., Ltd. performed positively after winning two large energy-related contracts in the United Arab Emirates.

By contrast, the Fund’s most notable detractor from performance was its overweight allocation to Greek banks, which performed poorly in line with financial companies throughout Europe. National Bank of Greece SA and Alpha Bank AE were among individual positions detracting from the Fund’s relative return. Another detractor was Argentine bank Grupo Financiero Galicia SA, which performed poorly due to rising inflation and weak financial markets in Argentina. Finally, UAE-based real estate developer Emaar Properties PJSC also detracted, as the company suffered from a lack of visibility and investor confidence in the commercialization of its projects.

As part of its investment strategy, the Fund uses derivatives to achieve exposure to a market or to manage market and/or equity risks. As of the end of the period, the Fund had approximately 62% of assets invested in contracts for difference for its synthetic long and synthetic short positions. The Fund’s use of derivatives during the period had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund’s most notable activity during the period was to reduce its exposure to China in response to further monetary tightening and deleveraging measures in the domestic economy that started to have an impact on local businesses, as well as U.S. trade tensions. The Fund maintained its underweight in China as a cyclical slowdown became more apparent late in the period. However, the Fund added state-owned energy company PetroChina Co. Ltd., as its share price failed to reflect current oil prices and specific positive catalysts in its natural gas business.

In the second and third quarters of 2018, the Fund redeployed capital into Latin American countries such as Brazil and Argentina, where the emerging-market correction has been the most severe. Perceived overreactions to market weakness prompted additions to high-conviction stocks in Argentina, but later in the period, the Fund cut exposure to Brazilian financial stocks after they rallied following the Brazilian election.

Other portfolio moves included additions to positions in Israeli Chemicals Ltd. on expectations of higher potash prices, and financial company Sberbank of Russia on exaggerated pessimism after the imposition of new economic sanctions. Finally, the Fund reduced its exposure to India following concerns about the outcome of future elections in 2019.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight to materials stocks and underweight in the consumer staples and energy sectors. Although the Fund remained underexposed, if not net short, to Chinese internet stocks, it was neutral to the IT sector overall at period end. From a geographical standpoint, the Fund was most overweight in Poland, while underweight in India.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Emerging Markets Equity Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity instruments and related derivative instruments issued by companies in, or tied economically to, emerging markets.

(d)

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.61%	(1.59)%	N/A	18.22%	N/A
Investor A	0.43	(1.93)	(7.08)%	17.86	15.64%
Investor C	0.16	(2.59)	(3.34)	17.01	17.01
Class K	0.71	(1.49)	N/A	18.27	N/A
MSCI Emerging Markets Index	(8.48)	(14.57)	N/A	12.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on February 29, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.10	$6.57	$1,000.00	$1,018.65	$6.61	1.30%
Investor A	1,000.00	1,004.30	7.88	1,000.00	1,017.34	7.93	1.56
Investor C	1,000.00	1,001.60	11.65	1,000.00	1,013.56	11.72	2.31
Class K	1,000.00	1,007.10	6.37	1,000.00	1,018.85	6.41	1.26

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Portfolio Information

GEOGRAPHICAL ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
China	11%	1%	12%
United States	7	4	11
Hong Kong	10	—	10
South Korea	7	1	8
Russia	6	1	7
Taiwan	5	—	5
Poland	5	—	5
United Arab Emirates	2	3	5
United Kingdom	2	3	5
Brazil	4	0	4
Mexico	3	—	3
Argentina	3	—	3
India	3	—	3
Malaysia	3	—	3
Greece	3	—	3
Israel	2	—	2
Indonesia	2	—	2
Thailand	2	—	2
Philippines	—	2	2
Qatar	—	2	2
South Africa	1	—	1
Canada	1	—	1
Turkey	—	1	1

	82%	18%	100%

(a)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

INDUSTRY

	Percentage of Total investments (a)
Industry	Long	Short	Total
Banks	17%	4%	21%
Insurance	6	1	7
Technology Hardware, Storage & Peripherals	6	—	6
Metals & Mining	5	2	7
Diversified Telecommunication Services	4	—	4
Hotels, Restaurants & Leisure	4	2	6
Oil, Gas & Consumable Fuels	4	2	6
Real Estate Management & Development	4	1	5
Wireless Telecommunication Services	4	1	5
Automobiles	3	1	4
Airlines	2	1	3
Construction Materials	2	—	2
Food & Staples Retailing	2	—	2
Household Durables	2	—	2
Pharmaceuticals	2	1	3
Semiconductors & Semiconductor Equipment	2	—	2
Biotechnology	1	—	1
Chemicals	1	—	1
Construction & Engineering	1	—	1
Electronic Equipment, Instruments & Components	1	—	1
Energy Equipment & Services	1	—	1
Independent Power and Renewable Electricity Producers	1	—	1
Internet & Direct Marketing Retail	1	—	1
Marine	1	—	1
Independent Power and Renewable Electricity procedure	1	—	1
Health Care Equipment & Supplies	—	2	2
Other(b)	4	—	4

	82%	18%	100%

(b)	Consists of other industries held that were each less than 4% of total investments (4% long).

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional, Investor A and Class K Shares returned 0.56%, 0.22% and 0.60%, respectively. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0 - 5 Years Index (series L) (the “Underlying Index”) returned 0.59%.

Describe the market environment.

Prices for Treasury Inflation-Protected Securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields.

Despite an uptick in inflation expectations on the back of unexpectedly strong January employment data, TIPS returns were in negative territory for the first quarter of 2018. A move higher in nominal Treasury yields more than offset a rise in TIPS breakeven rates (the rate of inflation required for a TIPS investor to match the return on a nominal Treasury of comparable maturity).

In June, the Fed raised the target range for its benchmark overnight lending rate by 25 basis points (0.25%), from 1.75% to 2%, in line with expectations. On the back of firm domestic growth and continued improvements in the labor market, the Fed signaled for an increase in the number of expected rate hikes in 2018 from three to four. TIPS returns were positive in the second quarter as the upward move in Treasury yields eased and inflation appeared to be moving toward the Fed’s 2% target.

TIPS were in negative territory for the third quarter of 2018. Nominal Treasury yields rose late in the quarter on firming economic data. In September, the Fed raised interest rates with policymakers removing the reference to “accommodative” monetary policy in their statement. Geopolitical risks weighed on market sentiment, as U.S.-China trade relations deteriorated. August core inflation registered a year-over-year decline, driven by volatile components including apparel and pharmaceutical prices.

While nominal yields as gauged by the 10-year Treasury declined in the fourth quarter, TIPS returns were again negative as declining energy prices led breakevens lower. Politics dominated the second half of the quarter as the U.S. government approached a shutdown and headlines whipsawed around intensified U.S.-China trade talks. Mixed guidance from the Fed did little to quell market volatility, despite December’s expected hike in fed funds to the 2.25% - 2.50% range. Both headline and core Consumer Price Index inflation printed at 2.2% year-on-year in November, as the headline rate moved lower on the back of declining energy prices and the core rate remained stable. (Headline inflation measures the difference in inflation by calculating prices of a basket of goods whereby core inflation does not include components such as food, energy and fuel.)

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	iShares Short-Term TIPS Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(d)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year	Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/o sales charge
Institutional	(0.17)%	0.56%	1.36%
Investor A	(0.30)	0.22	1.10
Class K	(0.15)	0.60	1.39
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	(0.11)	0.59	1.42

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$998.30	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
Investor A	1,000.00	997.00	1.81	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	998.50	0.30	1,000.00	1,024.90	0.31	0.06

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments (a)
0-1 Year	15%
1-2 Years	18
2-3 Years	21
3-4 Years	24
4-5 Years	22

(a)	Excludes short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments (a)
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/19	13%
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/20	12
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/21	10
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/22	10
U.S. Treasury Inflation Protected Securities, 0.38%, 7/15/23	10

FUND SUMMARY	9

Fund Summary as of December 31, 2018	BlackRock Alternative Capital Strategies Fund

Investment Objective

BlackRock Alternative Capital Strategies Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

On November 28, 2018, the Board of BlackRock Funds IV approved a proposal to change the name of BlackRock Alternative Capital Strategies Fund to BlackRock Systematic Multi-Strategy Fund. This change is effective January 4, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index.

Fund Strategies

Core allocation across fixed-income and equity markets to balance interest rate and credit exposures. Strategies in the core portfolio may include mortgages, duration and curve, investment grade corporates, emerging markets, securitized credit, dividend equities and high yield.

Long/short alpha strategies seek equity securities and equity derivatives, primarily total return swaps, within a global opportunity set. These strategies seek to identify opportunities through a systematic approach by evaluating predicted returns relative to risk for each security. These strategies seek to provide an uncorrelated source of defensive returns.

Long/short macro strategies seek to capture returns through tactical trades to fixed income and equity markets. These strategies seek to tactically allocate and time directional exposures across several asset classes, such as credit default swaps, U.S. Treasures, U.K. Gilts and index futures.

What factors influenced performance?

The defensive equity long/short strategy was the primary contributor to the Fund’s relative performance, while the macro strategy also contributed positively over the period. Within the defensive equity long/short strategy, security selection with consumer staples was the most notable driver of performance, particularly among short positions within the food products industry group. The strategy’s consistent focus on credit information provided downside protection for the overall portfolio when markets fell, especially during the final quarter of the period. The macro strategy benefited from disparities in relative valuation across countries, prompting short positions in the United States and Canada paired with long positions in Australia and Europe. Widening divergences in monetary policy and growth expectations across global markets improved prospects for the strategy during the period.

The directional asset allocation strategy detracted from the Fund’s performance during the period. The primary drivers of the strategy’s underperformance were allocations to dividend equity securities, which underperformed during the equity market’s aggressive selloff late in the period. Corporate credit also weighed on performance, as credit spreads, particularly in the high-yield arena, widened. The strategy’s duration (sensitivity to interest rate movements) exposure element partially offset its overall underperformance, however, as falling U.S. yields late in the period provided additional ballast during the market downturn.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. Stand-alone performance impact from derivatives used to hedge can be taken out of context, and may not necessarily portray the total performance impact of the position. The use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on performance for the period.

Describe recent portfolio activity.

The Fund applied its systematic investment approach, which combines asset allocation, defensive long/short alpha and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

The Fund’s strategies performed as anticipated, with uncorrelated, defensive returns from the defensive equity long/short strategy more than offsetting losses in the directional asset allocation strategy. Within the directional asset allocation strategy, the Fund diversified its duration exposure during the period, which enhanced relative performance.

The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. Despite having a reported cash position exceeding 5%, the Fund’s investable cash position is negative due to unsettled forward transactions on derivatives, which had a positive impact on performance during the period.

Describe portfolio positioning at period end.

At period end, the Fund continued to target 50% risk contribution from the directional asset allocation strategy and 50% risk contribution total from the macro and defensive equity long/short strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Alternative Capital Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)	The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities.
(d)

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks 3-month U.S. Treasury securities. Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock Funds IV, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.58%	1.74%	N/A	3.77%	N/A
Investor A	2.42	1.41	(2.65)%	3.51	2.35%
Investor C	1.94	0.65	(0.28)	2.71	2.71
ICE BofAML 3-Month U.S. Treasury Bill Index	1.06	1.87	N/A	0.86	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	1.77	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock Funds IV, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,025.80	$4.85	$1,000.00	$1,020.42	$4.84	0.95%
Investor A	1,000.00	1,024.20	6.12	1,000.00	1,019.16	6.11	1.20
Investor C	1,000.00	1,019.40	9.93	1,000.00	1,015.38	9.91	1.95

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2018 (continued)	BlackRock Alternative Capital Strategies Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets (a)
Corporate Bonds	46%
U.S. Government Sponsored Agency Securities	36
Asset-Backed Securities	15
Short-Term Securities	14
Common Stocks	9
Non-Agency Mortgage-Backed Securities	1
TBA Sale Commitments	— (b)
Liabilities in Excess of Other Assets	(21)

(a)	Does not include underlying investment in total return swaps.
(b)	Represents less than 1% of the Fund’s net assets.

INDUSTRY

	Percentage of Total Investments (c)
Industry	Long	Short	Total
Oil, Gas & Consumable Fuels	4%	2%	6%
Media	3	1	4
Health Care Providers & Services	2	2	4
Equity Real Estate Investment Trusts (REITs)	2	1	3
Insurance	2	1	3
Hotels, Restaurants & Leisure	2	1	3
Food Products	1	2	3
Diversified Financial Services	2	—	2
Pharmaceuticals	2	—	2
Electric Utilities	2	—	2
Chemicals	1	1	2
Metals & Mining	2	—	2
Semiconductors & Semiconductor Equipment	1	1	2
Specialty Retail	1	—	1
Aerospace & Defense	1	1	2
Health Care Equipment & Supplies	1	1	2
Multi-Utilities	1	1	2
Household Durables	1	1	2
Consumer Finance	1	—	1
Other(d)	43	9	52

	75%	25%	100%

(c)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(d)

Consist of Asset-Backed Securities (7%), Non-Agency Mortgaged-Backed Securities (1%) and U.S. Government Sponsored Agency Obligations (16%) with the remainder consisting of other industries held that were each 2% of investments (19% long and 9% short).

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock Funds IV, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Alternative Capital Strategies Fund and 5.25% for BlackRock Emerging Markets Equity Strategies Fund, as well as a service fee of 0.25% per year (but no distribution fee). With respect to BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund, certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For iShares Short-Term TIPS Bond Index Fund, Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Class K Shares (available only in BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 87.1%

Argentina — 4.9%
Banco Macro SA — ADR	5,924	$261,959
Grupo Financiero Galicia SA — ADR	9,001	248,158
YPF SA — ADR	12,460	166,839

		676,956

Brazil — 3.9%
BB Seguridade Participacoes SA	40,226	286,354
LOG Commercial Properties e Participacoes SA(a)	575	2,674
MRV Engenharia e Participacoes SA	10,464	33,370
Ultrapar Participacoes SA	15,491	212,635

		535,033

Canada — 0.8%
Eldorado Gold Corp.(a)	39,791	116,587

China — 14.5%
3SBio, Inc.(b)	230,000	294,037
Bank of China Ltd., Class H	580,000	250,039
China Eastern Airlines Corp. Ltd., Class H	314,000	174,169
China Overseas Land & Investment Ltd.	96,000	330,990
China Pacific Insurance Group Co. Ltd., Class H	19,200	62,044
China Unicom Hong Kong Ltd.	234,000	249,305
Ctrip.com International Ltd. — ADR(a)	1,653	44,730
Industrial & Commercial Bank of China Ltd., Class H	389,000	276,680
PetroChina Co. Ltd., ADR	3,684	226,750
Skyworth Digital Holdings Ltd.	487,369	105,136

		2,013,880

Greece — 3.8%
Alpha Bank AE(a)	145,315	182,785
National Bank of Greece SA(a)	275,206	346,350

		529,135

Hong Kong — 11.2%
Cathay Pacific Airways Ltd.	171,000	243,335
China Mobile Ltd.	48,500	469,315
China Resources Power Holdings Co. Ltd.	164,000	315,443
MMG Ltd.(a)	544,000	233,704
SJM Holdings Ltd.	305,000	283,379

		1,545,176

India — 4.7%
Dr. Reddy’s Laboratories Ltd. — ADR	9,312	351,062
Larsen & Toubro Ltd. — GDR	14,284	292,025

		643,087

Indonesia — 3.3%
Astra International Tbk PT	604,600	346,370
Semen Indonesia Persero Tbk PT	144,900	115,859

		462,229

Israel — 1.6%
Israel Chemicals Ltd.	37,755	214,678

Malaysia — 3.5%
Sapura Energy Bhd(a)	1,698,700	118,676
Telekom Malaysia Bhd	569,400	367,171

		485,847

Mexico — 2.5%
Grupo Financiero Banorte SAB de CV, Series O	71,005	346,069

Poland — 4.4%
Alior Bank SA(a)	25,693	365,810
KGHM Polska Miedz SA(a)	9,979	236,744

		602,554

Russia — 8.3%
Gazprom PJSC — ADR	23,186	102,652
Magnit PJSC	4,565	229,555

Security	Shares	Value

Russia (continued)
Sberbank of Russia PJSC — ADR	52,248	$572,176
VTB Bank PJSC	246,545,860	119,754
VTB Bank PJSC — GDR	117,616	130,732

		1,154,869

South Africa — 1.6%
Old Mutual Ltd.	145,944	220,829

South Korea — 9.5%
Hyundai Motor Co.	2,477	262,959
Hyundai Motor Co., — GDR	2	64
Pan Ocean Co. Ltd.(a)	49,095	196,021
Samsung Electronics Co. Ltd.	16,450	572,652
Shinhan Financial Group Co. Ltd.	7,967	282,479

		1,314,175

Taiwan — 4.3%
FLEXium Interconnect, Inc.	14,000	33,969
MediaTek, Inc.	26,000	193,505
Merry Electronics Co. Ltd.	16,000	63,879
Nanya Technology Corp.	171,000	306,229

		597,582

Ukraine — 0.7%
Ferrexpo PLC	40,996	101,711

United Arab Emirates — 3.6%
Emaar Properties PJSC	443,796	498,927

Total Common Stocks — 87.1% (Cost — $12,993,380)		12,059,324

Investment Companies — 2.1%
iShares MSCI South Korea ETF(d)	5,061	297,890

Total Investment Companies — 2.1% (Cost — $376,097)		297,890

Preferred Stock

Automobiles — 0.9%
Hyundai Motor Co., Preference Shares, 0.00%	1,985	124,949

Total Preferred Stocks — 0.9% (Cost — $182,122)		124,949

Rights — 0.0%

Malaysia — 0.0%
Sapura Energy Bhd (Expires 01/16/19)(a)	3,605,920	9

Total Rights — 0.0% (Cost — $0)		9

Total Long-Term Investments — 90.1% (Cost — $13,551,599)		12,482,172

Short-Term Securities — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(c)(d)	471,061	471,061

Total Short-Term Securities — 3.4% (Cost — $471,061)		471,061

Total Investments — 93.5% (Cost — $14,022,660)		12,953,233

Other Assets Less Liabilities — 6.5%		895,233

Net Assets — 100.0%		$13,848,466

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.
(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,283,441	—	(2,812,380	)(b)	471,061	$471,061	$20,519	$—	$—
iShares MSCI South Korea ETF	—	28,346	(23,285)		5,061	297,890	4,649	(29,989)	(78,207)

						$768,951	$25,168	$(29,989)	$(78,207)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Credit Suisse International	11/04/19 - 02/08/23	$784,428	$55,968	(b)	$829,693	19.9%
	Deutsche Bank AG	02/17/23 - 02/20/23	(844,354)	(5,097	)(c)	(844,364)	6.4
	HSBC Bank PLC	02/10/23 - 02/13/23	988,584	(146,646	)(d)	843,743	35.9

			$928,658	$(95,775)		$829,072

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-850 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

ICE LIBOR USD 1 Month

ICE LIBOR USD 1 Week

United States Overnight Bank Funding Rate

(b)	Amount includes $10,703 of net dividends and financing fees.
(c)	Amount includes $(5,087) of net dividends and financing fees.
(d)	Amount includes $(1,805) of net dividends and financing fees.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Credit Suisse International as of December 31, 2018 expiration date 11/04/19 — 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
LOG Commercial Properties e Participacoes SA	6,319	$29,380	3.5%
MRV Engenharia e Participacoes SA	96,635	308,175	37.2

		337,555

China
SJM Holdings Ltd.	173,000	160,736	19.4

Greece
Alpha Bank AE	20,934	26,332	3.2

Hong Kong
China Unicom Hong Kong Ltd	102,000	108,671	13.1
Merry Electronics Co. Ltd.	2,000	7,985	0.9

		116,656

Mexico
Cemex S.A.B. de CV	78,450	378,129	45.6

South Africa
Old Mutual Ltd	28,884	44,878	5.4

South Korea
Samsung Electronics Co Ltd	3,767	131,136	15.8

Taiwan
Flexium Interconnect, Inc.	95,000	230,506	27.8

Thailand
Thai Beverage PCL	681,300	305,414	36.8

United Kingdom
Ferrexpo PLC	38,994	96,744	11.6

Total Reference Entity — Long		1,828,086

Reference Entity — Short

Philippines
BDO Unibank, Inc.	(65,431)	(162,723)	(19.6)

South Korea
Celltrion Inc.	(1,105)	(221,982)	(26.7)

Turkey
BIM Birlesik Magazalar AS	(18,142)	(298,209)	(35.9)

United Arab Emirates
IHH Healthcare Bhd	(4,900)	(6,379)	(0.8)

United Kingdom
MMC Norilsk Nickel PJSC	(5,735)	(107,621)	(13.0)
Reliance Industries Ltd	(6,331)	(201,479)	(24.3)

		(309,100)

Total Reference Entity — Short		(998,393)

Net Value of Reference Entity — Credit Suisse International		$829,693

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank AG as of December 31, 2018 expiration dates 02/17/23 — 02/20/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

United Arab Emirates
Emaar Properties PJSC	16,765	$18,848	(2.2)%

Total Reference Entity — Long		18,848

Reference Entity — Short

Russia
Alrosa PJSC	(211,712)	(298,223)	35.3

United Arab Emirates
Airports of Thailand PCL	(138,200)	(272,707)	32.3
IHH Healthcare Bhd	(224,500)	(292,282)	34.6

		(564,989)

Total Reference Entity — Short		(863,211)

Net Value of Reference Entity — Deutsche Bank AG		$(844,364)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of December 31, 2018 expiration date 02/10/23 — 02/13/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

China
Bank of China Ltd.	400,000	$172,441	20.4%

Greece
National Bank Of Greece	10,811	13,606	1.6

Hong Kong
China Pacific Insurance Co. Ltd.	85,200	275,321	32.7
Merry Electronics Co. Ltd.	33,000	131,750	15.6

		407,071

Israel
Bezeq	281,743	274,933	32.6

Malaysia
Sapura Energy Bhd. Right	357,720	1	0.0
Sapura Energy Bhd.	894,300	62,478	7.4
Telekom Malaysia Bhd	35,800	23,085	2.7

		85,564

Poland
KGHM Polska Miedz SA	3,081	73,094	8.7
PGE Polska Grupa Energetyczna SA	102,223	274,099	32.5

		347,193

Russia
Gazprom PAO	30,398	134,581	16.0
Magnit PJSC	1,864	93,733	11.1

		228,314

South Korea
Shinhan Financial Group Co. Ltd..	52	1,844	0.2

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund

	Shares	Value	% of Basket Value

Taiwan
Yageo Corp.	19,000	$196,799	23.3%

United Kingdom
Prudential PLC	16,982	303,238	35.9

United States
Alamos Gold Inc	76,486	275,349	32.6
Bilibili, Inc. — ADR	19,827	289,276	34.3
Ctrip.com International Ltd	10,127	274,037	32.5

		838,662

Total Reference Entity — Long		2,869,665

Reference Entity — Short

Brazil
Usinas Siderurgicas de Minas Gerais SA	(13,298)	(31,635)	(3.7)

China
AIA Group Ltd.	(23,600)	(196,041)	(23.2)

Philippines
Ayala Land, Inc.	(336,300)	(259,934)	(30.8)

	Shares	Value	% of Basket Value

Philippines (continued)
BDO Unibank, Inc.	(14,470)	$(35,986)	(4.3	) %

		(295,920)

Qatar
Commercial Bank PQSC	(17,385)	(187,619)	(22.2)
Qatar National Bank QPSC	(4,300)	(229,174)	(27.2)

		(416,793)

United Arab Emirates
IHH Healthcare Bhd	(9,600)	(12,498)	(1.5)

United Kingdom
Novatek PJSC	(1,507)	(257,493)	(30.5)

United States
ICICI Bank Ltd	(26,493)	(272,613)	(32.3)
NIO, Inc. — ADR	(40,546)	(258,278)	(30.6)
Pinduoduo — ADR	(12,685)	(284,651)	(33.8)

		(815,542)

Total Reference Entity — Short		(2,025,922)

Net Value of Reference Entity — HSBC Bank PLC		$843,743

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$55,968	$(151,743)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$55,968	$—	$—	$—	$55,968

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$151,743	$—	$—	$—	$151,743

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$41,212	$—	$—	$—	$41,212
Forward foreign currency exchange contracts	—	—	—	1,572	—	—	1,572
Swaps	—	—	2,561,089	—	—	—	2,561,089

	$—	$—	$2,602,301	$1,572	$—	$—	$2,603,873

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$8,244	$—	$—	$—	$8,244
Swaps	—	—	44,342	—	—	—	44,342

	$—	$—	$52,586	$—	$—	$—	$52,586

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$150,012
Average amounts sold — in USD	$149,619
Total return swaps:
Average notional value	$187,539

(a)	Derivative not held at quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Swaps — OTC(a)	$55,968	$151,743

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$55,968	$151,743
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$55,968	$151,743

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Credit Suisse International	$55,968	$—	$—	$—	$55,968

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Deutsche Bank AG	$5,097	$—	$—	$—	$5,097
HSBC Bank PLC	146,646	—	—	—	146,646

	$151,743	$—	$—	$—	$151,743

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$676,956	$—	$—	$676,956
Brazil	535,033	—	—	535,033
Canada	116,587	—	—	116,587
China	271,480	1,742,400	—	2,013,880
Greece	—	529,135	—	529,135

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Equity Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Hong Kong	$—	$1,545,176	$—	$1,545,176
India	351,063	292,024	—	643,087
Indonesia	—	462,229	—	462,229
Israel	—	214,678	—	214,678
Malaysia	—	485,847	—	485,847
Mexico	346,069	—	—	346,069
Poland	—	602,554	—	602,554
Russia	—	1,154,869	—	1,154,869
South Africa	—	220,829	—	220,829
South Korea	64	1,314,111	—	1,314,175
Taiwan	—	597,582	—	597,582
Ukraine	—	101,711	—	101,711
United Arab Emirates	—	498,927	—	498,927
Investment Companies	297,890	—	—	297,890
Preferred Stock	—	124,949	—	124,949
Rights	—	9	—	9
Short-Term Securities	471,061	—	—	471,061

	$3,066,203	$9,887,030	$—	$12,953,233

Derivative Financial Instruments(a)
Assets:
Equity contracts	$—	$55,968	$—	$55,968
Liabilities:
Equity contracts	—	(151,743)	—	(151,743)

	$—	$(95,775)	$—	$(95,775)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1 (a)	Transfers out of Level 1 (a)	Transfers into Level 2 (a)	Transfers out of Level 2 (a)
Assets:
Investments:
Common Stocks:	$—	$(1,061,254)	$1,061,254	$—

(a)	External pricing service used to reflect any significant market movement between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments December 31, 2018	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 98.3%
U.S. Treasury Inflation Protected Security:
0.13%, 04/15/19	$436	$429,479
1.88%, 07/15/19	44	43,560
1.38%, 01/15/20	36	36,020
0.13%, 04/15/20	392	383,284
1.25%, 07/15/20	177	177,050
1.13%, 01/15/21	130	129,575
0.13%, 04/15/21	341	331,696
0.63%, 07/15/21	230	227,501
0.13%, 01/15/22	263	255,517
0.13%, 04/15/22	327	316,660
0.13%, 07/15/22	194	187,986
0.13%, 01/15/23	277	267,716
0.63%, 04/15/23	139	136,158
0.38%, 07/15/23	319	312,371

Total Long-Term Investments — 98.3% (Cost — $3,278,105)		3,234,573

Security	Shares	Value

Short-Term Securities — 1.6%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(a)(b)	51,079	$51,079

Total Short-Term Securities — 1.6% (Cost — $51,079)		51,079

Total Investments — 99.9% (Cost — $3,329,184)		3,285,652

Other Assets Less Liabilities — 0.1%		4,497

Net Assets — 100.0%		$3,290,149

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	104,747	(53,668)	51,079	$51,079	$1,187	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Treasury Obligations	$—	$3,234,573	$—	$3,234,573
Short-Term Securities	51,079	—	—	51,079

	$51,079	$3,234,573	$—	$3,285,652

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 9.3%

Banks — 0.1%
U.S. Bancorp	699	$31,944

Beverages — 0.1%
PepsiCo, Inc.	356	39,331

Biotechnology — 0.2%
AbbVie, Inc.	816	75,227

Commercial Services & Supplies — 0.1%
Republic Services, Inc.	661	47,652

Consumer Finance — 0.0%
Ally Financial, Inc.	720	16,315

Containers & Packaging — 0.1%
Sonoco Products Co.	397	21,093

Distributors — 0.1%
Genuine Parts Co.	457	43,881

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	2,337	66,698
Verizon Communications, Inc.	1,188	66,789

		133,487

Electric Utilities — 1.7%
Alliant Energy Corp.	824	34,814
American Electric Power Co., Inc.	625	46,712
Avangrid, Inc.	1,456	72,931
Duke Energy Corp.	856	73,873
Evergy, Inc.	1,163	66,023
NextEra Energy, Inc.	109	18,946
Pinnacle West Capital Corp.	808	68,842
Portland General Electric Co.	1,528	70,059
PPL Corp.	758	21,474
Southern Co.	1,453	63,816
Xcel Energy, Inc.	1,359	66,958

		604,448

Equity Real Estate Investment Trusts (REITs) — 1.2%
Apple Hospitality REIT, Inc.	4,476	63,828
Empire State Realty Trust, Inc., Class A	4,621	65,757
EPR Properties	432	27,661
Lamar Advertising Co., Class A	308	21,307
Mid-America Apartment Communities, Inc.	246	23,542
Outfront Media, Inc.	1,072	19,425
Public Storage	205	41,494
Simon Property Group, Inc.	183	30,742
STORE Capital Corp.	1,676	47,448
WP Carey, Inc.	1,012	66,124
Xenia Hotels & Resorts, Inc.	1,285	22,102

		429,430

Food Products — 0.7%
Campbell Soup Co.	669	22,071
Flowers Foods, Inc.	1,924	35,536
General Mills, Inc.	1,445	56,268
Hershey Co.	461	49,410
J.M. Smucker Co.	329	30,758
Kellogg Co.	681	38,824

		232,867

Gas Utilities — 0.1%
Atmos Energy Corp.	193	17,895

Hotels, Restaurants & Leisure — 0.3%
Carnival Corp.	371	18,290
Cracker Barrel Old Country Store, Inc.	162	25,898

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	163	$16,277
Six Flags Entertainment Corp.	654	36,382

		96,847

Household Durables — 0.1%
Garmin Ltd.	547	34,636

Household Products — 0.2%
Clorox Co.	188	28,978
Procter & Gamble Co.	602	55,336

		84,314

Insurance — 0.2%
Fidelity National Financial, Inc.	1,012	31,817
Marsh & McLennan Cos., Inc.	317	25,281

		57,098

IT Services — 0.4%
International Business Machines Corp.	259	29,441
Paychex, Inc.	842	54,856
Sabre Corp.	3,300	71,412

		155,709

Media — 0.4%
Cinemark Holdings, Inc.	511	18,294
Omnicom Group, Inc.	870	63,719
Tribune Media Co., Class A	1,507	68,387

		150,400

Metals & Mining — 0.1%
Southern Copper Corp.	717	22,062

Multi-Utilities — 1.3%
Ameren Corp.	831	54,206
CMS Energy Corp.	1,073	53,274
Consolidated Edison, Inc.	935	71,490
Dominion Energy, Inc.	794	56,739
DTE Energy Co.	569	62,761
NiSource, Inc.	2,951	74,808
NorthWestern Corp.	312	18,545
WEC Energy Group, Inc.	1,148	79,511

		471,334

Oil, Gas & Consumable Fuels — 0.9%
Enterprise Products Partners LP	1,142	28,082
EQT Midstream Partners LP	1,575	68,119
Magellan Midstream Partners LP	1,206	68,815
MPLX LP	2,201	66,690
ONEOK, Inc.	939	50,659
Shell Midstream Partners LP	2,286	37,513

		319,878

Pharmaceuticals — 0.3%
Johnson & Johnson	193	24,907
Pfizer, Inc.	2,213	96,597

		121,504

Tobacco — 0.3%
Altria Group, Inc.	1,328	65,590
Philip Morris International, Inc.	883	58,949

		124,539

Total Common Stocks — 9.3% (Cost — $3,416,069)		3,331,891

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 14.8%
AmeriCredit Automobile Receivables Trust, Class D:
Series 2014-4, 3.07%, 11/09/20	$100	$99,970
Series 2017-3, 3.18%, 07/18/23	150	148,617
Avant Loans Funding Trust, Series 2018-A(a):
Class A, 3.09%, 06/15/21	74	74,293
Class B, 3.95%, 12/15/22	150	150,085
CLUB Credit Trust, Class A(a):
Series 2017-P2, 2.61%, 01/15/24	64	63,164
Series 2018-NP1, 2.99%, 05/15/24	14	13,931
Conn’s Receivables Funding LLC, Series 2018-A, Class A, 3.25%, 01/15/23(a)	53	52,622
Consumer Loan Underlying Bond Credit Trust, Class A(a):
Series 2017-NP2, 2.55%, 01/16/24	1	1,110
Series 2018-P1, 3.39%, 07/15/25	84	83,610
Series 2018-P2, 3.47%, 10/15/25	89	89,004
Drive Auto Receivables Trust:
Series 2016-BA, Class C, 3.19%, 07/15/22(a)	94	93,890
Series 2017-1, Class B, 2.36%, 03/15/21	17	16,575
Series 2017-1, Class D, 3.84%, 03/15/23	150	150,538
Series 2017-2, Class B, 2.25%, 06/15/21	9	8,598
Series 2017-2, Class D, 3.49%, 09/15/23	100	100,330
Series 2017-3, Class B, 2.30%, 05/17/21	90	89,637
Series 2017-3, Class C, 2.80%, 07/15/22	100	99,745
Series 2017-3, Class D, 3.53%, 12/15/23(a)	100	100,080
Series 2017-BA, Class D, 3.72%, 10/17/22(a)	150	150,285
Series 2018-1, Class C, 3.22%, 03/15/23	110	109,777
Series 2018-2, Class B, 3.22%, 04/15/22	100	99,895
Series 2018-2, Class D, 4.14%, 08/15/24	225	226,816
Series 2018-3, Class B, 3.37%, 09/15/22	60	60,031
Enva LLC, Series 2018-A, Class A, 4.20%, 05/20/26(a)	213	213,273
Exeter Automobile Receivables Trust(a):
Series 2015-1A, Class C, 4.10%, 12/15/20	19	19,389
Series 2017-2A, Class A, 2.11%, 06/15/21	13	12,621
Series 2018-4A, Class B, 3.64%, 11/15/22	90	89,979
Flagship Credit Auto Trust, Series 2016-4, Class B, 2.41%, 10/15/21(a)	60	59,605
Marlette Funding Trust, Class A(a):
Series 2017-1A, 2.83%, 03/15/24	9	8,779
Series 2017-2A, 2.39%, 07/15/24	12	12,173
Series 2018-3A, 3.20%, 09/15/28	75	74,984
Series 2018-4A, 3.71%, 12/15/28	195	195,476
National Collegiate Student Loan Trust, Series 2006-2, Class A3, (1 mo. LIBOR US + 0.21%), 2.72%, 11/25/27(b)	1	1,253
OneMain Financial Issuance Trust, Class A(a):
Series 2015-1A, 3.19%, 03/18/26	19	19,423
Series 2016-2A, 4.10%, 03/20/28	39	38,740
Prosper Marketplace Issuance Trust, Class A(a):
Series 2018-1A, 3.11%, 06/17/24	44	44,216
Series 2018-2A, 3.35%, 10/15/24	84	84,254
Residential Asset Mortgage Trust, Series 2005-EFC4, Class M2, (1 mo. LIBOR US + 0.44%), 2.95%, 09/25/35(b)	4	3,948
Santander Drive Auto Receivables Trust:
Series 2014-4, Class D, 3.10%, 11/16/20	66	65,666
Series 2015-1, Class D, 3.24%, 04/15/21	150	150,031
Series 2015-2, Class D, 3.02%, 04/15/21	150	149,904
Series 2016-1, Class C, 3.09%, 04/15/22	96	96,232
Series 2016-3, Class D, 2.80%, 08/15/22	100	99,451
Series 2017-1, Class B, 2.10%, 06/15/21	90	89,485
Series 2017-2, Class B, 2.21%, 10/15/21	120	119,670
Series 2017-2, Class C, 2.79%, 08/15/22	120	119,429
Series 2017-2, Class D, 3.49%, 07/17/23	250	248,685
Series 2018-5, Class D, 4.19%, 12/16/24	50	50,566

Security	Par (000)	Value

Asset-Backed Securities (continued)
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 02/15/29(a)	$26	$26,480
SoFi Consumer Loan Program LLC, Class A(a):
Series 2016-2A, 3.09%, 10/27/25	25	25,192
Series 2016-3, 3.05%, 12/26/25	31	30,685
Series 2017-1, 3.28%, 01/26/26	129	129,294
Series 2017-3, 2.77%, 05/25/26	46	45,128
SoFi Consumer Loan Program Trust(a):
Series 2015-1, Class A, 3.28%, 09/15/23	16	16,383
Series 2018-1, Class A1, 2.55%, 02/25/27	56	55,182
Series 2018-1, Class A2, 3.14%, 02/25/27	120	119,669
Series 2018-3, Class A1, 3.20%, 08/25/27	75	75,001
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(a)	25	25,090
Upgrade Receivables Trust, Series 2018-1A, Class A, 3.76%, 11/15/24(a)	181	181,353
Westlake Automobile Receivables Trust(a):
Series 2017-1A, Class D, 3.46%, 10/17/22	150	149,424
Series 2018-2A, Class B, 3.20%, 01/16/24	70	69,810
Series 2018-3A, Class B, 3.32%, 10/16/23	100	100,209
Series 2018-3A, Class D, 4.00%, 10/16/23	100	100,334

Total Asset-Backed Securities — 14.8% (Cost — $5,308,646)		5,299,069

Corporate Bonds — 45.9%

Aerospace & Defense — 0.5%
Arconic, Inc., 5.90%, 02/01/27	50	47,625
BBA US Holdings, Inc., 5.38%, 05/01/26(a)	10	9,475
Spirit AeroSystems, Inc., 3.95%, 06/15/23	35	34,896
TransDigm, Inc., 6.38%, 06/15/26	50	46,500
United Technologies Corp., 3.95%, 08/16/25	30	29,767

		168,263

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.50%, 06/15/22(a)	7	6,939

Airlines — 0.6%
American Airlines Group, Inc., 4.63%, 03/01/20(a)	10	9,950
Delta Air Lines, Inc.:
2.60%, 12/04/20	25	24,583
3.40%, 04/19/21	75	74,374
United Continental Holdings, Inc., 5.00%, 02/01/24	100	97,000

		205,907

Auto Components — 0.7%
Allison Transmission, Inc., 5.00%, 10/01/24(a)	50	48,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.88%, 02/01/22	100	98,000
6.38%, 12/15/25	50	48,125
JB Poindexter & Co., Inc., 7.13%, 04/15/26(a)	25	23,375
Tenneco, Inc., 5.00%, 07/15/26	25	19,231

		236,731

Auto Parts — 0.1%
TPC Group, Inc., 8.75%, 12/15/20(a)	25	23,750

Automobiles — 0.1%
Ford Motor Co., 4.35%, 12/08/26	50	44,540

Banks — 1.8%
Capital One Financial Corp.:
2.40%, 10/30/20	85	83,216
3.45%, 04/30/21	26	25,988
3.20%, 01/30/23	50	48,656
3.30%, 10/30/24	100	94,575
CIT Group, Inc., 6.13%, 03/09/28	50	49,750

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
HSBC Holdings PLC, 4.00%, 03/30/22	$50	$50,651
HSBC USA, Inc., 3.50%, 06/23/24	300	295,306

		648,142

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 01/12/24	25	24,454
Constellation Brands, Inc., 4.40%, 11/15/25	45	45,089
Keurig Dr. Pepper, Inc.(a):
4.06%, 05/25/23	50	49,827
4.42%, 05/25/25	40	39,815

		159,185

Biotechnology — 0.3%
Celgene Corp., 2.25%, 08/15/21	100	96,947

Building Materials — 0.0%
Summit Materials LLC, 6.13%, 07/15/23	10	9,900

Building Products — 0.2%
Louisiana-Pacific Corp., 4.88%, 09/15/24	25	24,125
Standard Industries, Inc., 5.38%, 11/15/24(a)	35	32,856

		56,981

Capital Markets — 1.9%
Brookfield Finance, Inc., 3.90%, 01/25/28	50	47,201
Goldman Sachs Group, Inc.:
5.25%, 07/27/21	50	51,905
3.75%, 05/22/25	75	71,758
3.27%, 09/29/25(c)	25	23,434
3.75%, 02/25/26	75	70,923
3.50%, 11/16/26	35	32,328
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/27	40	38,224
Morgan Stanley:
2.63%, 11/17/21	50	48,801
2.75%, 05/19/22	50	48,644
4.88%, 11/01/22	25	25,762
3.13%, 01/23/23	50	48,847
3.70%, 10/23/24	25	24,585
3.88%, 01/27/26	50	48,769
3.13%, 07/27/26	90	83,217

		664,398

Chemicals — 0.4%
Ashland, Inc., 4.75%, 08/15/22	35	34,475
Chemours Co., 5.38%, 05/15/27	25	22,500
Olin Corp., 5.13%, 09/15/27	50	46,000
PolyOne Corp., 5.25%, 03/15/23	35	33,775

		136,750

Commercial Services & Supplies — 0.7%
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/23(a)	50	47,750
IHS Markit Ltd., 4.13%, 08/01/23	35	34,643
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(a)	85	82,025
United Rentals North America, Inc., 4.88%, 01/15/28	100	87,750

		252,168

Communications Equipment — 0.6%
CommScope Technologies LLC, 6.00%, 06/15/25(a)	50	45,500
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22(a)	50	53,312
Motorola Solutions, Inc.:
4.00%, 09/01/24	54	52,550
4.60%, 02/23/28	50	48,889
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/25	30	27,900

		228,151

Security	Par (000)	Value

Construction & Engineering — 0.2%
AECOM, 5.13%, 03/15/27	$50	$42,750
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)	25	21,313

		64,063

Construction Materials — 0.0%
HD Supply, Inc., 5.38%, 10/15/26(a)	15	14,550

Consumer Finance — 1.9%
Ally Financial, Inc.:
5.13%, 09/30/24	25	24,812
5.75%, 11/20/25	100	99,500
2.50%, 08/01/22	50	48,259
3.40%, 02/27/23	50	49,535
goeasy, Ltd., 7.88%, 11/01/22(a)	100	101,250
Mastercard, Inc.:
2.95%, 11/21/26	80	76,978
3.50%, 02/26/28	30	30,017
Navient Corp.:
5.00%, 10/26/20	15	14,363
6.63%, 07/26/21	25	24,125
6.13%, 03/25/24	50	42,875
5.88%, 10/25/24	25	20,875
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26	15	14,475
8.25%, 11/15/26	20	18,275
Springleaf Finance Corp., 7.13%, 03/15/26	40	35,700
Total System Services, Inc., 4.00%, 06/01/23	50	49,919
Verscend Escrow Corp., 9.75%, 08/15/26	15	14,100
Visa, Inc., 2.75%, 09/15/27	25	23,676

		688,734

Containers & Packaging — 0.4%
Ball Corp.:
4.00%, 11/15/23	15	14,588
5.25%, 07/01/25	50	49,875
BWAY Holding Co., 5.50%, 04/15/24(a)	25	23,500
Clearwater Paper Corp., 5.38%, 02/01/25(a)	35	31,587
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.13%, 07/15/23(a)	25	23,812

		143,362

Diversified Consumer Services — 0.4%
Graham Holdings Co., 5.75%, 06/01/26(a)	65	65,162
Service Corp. International, 4.63%, 12/15/27	50	47,000
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)	25	23,625

		135,787

Diversified Financial Services — 4.8%
Ares Capital Corp.:
3.50%, 02/10/23	50	47,524
4.25%, 03/01/25	50	47,606
Bank of America Corp.:
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(d)	50	48,630
3.00%, 12/20/23(c)	53	51,516
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(d)	50	48,505
3.42%, 12/20/28(c)	54	50,444
4.27%, 07/23/29(c)	45	44,789
Citigroup, Inc.:
4.50%, 01/14/22	50	51,087
2.75%, 04/25/22	100	97,137
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(d)	100	96,773
4.04%, 06/01/24(c)	50	50,140
General Motors Financial Co., Inc.:
4.20%, 03/01/21	50	49,973
4.20%, 11/06/21	65	64,971
3.45%, 04/10/22	50	48,353

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.25%, 01/05/23	$50	$47,086
4.15%, 06/19/23	145	141,281
Intercontinental Exchange, Inc., 3.75%, 12/01/25	25	25,116
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 08/15/21(a)	25	24,747
JPMorgan Chase & Co.:
2.97%, 01/15/23	100	97,498
3.88%, 09/10/24	25	24,599
3.13%, 01/23/25	50	47,635
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(d)	50	48,299
3.30%, 04/01/26	50	47,617
4.20%, 07/23/29(c)	35	34,894
Mitsubishi UFJ Financial Group, Inc., 3.46%, 03/02/23	50	49,693
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 06/01/22	50	49,000
ORIX Corp., 2.90%, 07/18/22	25	24,427
Quicken Loans, Inc., 5.75%, 05/01/25(a)	15	14,025
S&P Global, Inc., 4.40%, 02/15/26	100	103,174
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	23,000
Sumitomo Mitsui Financial Group, Inc., 3.10%, 01/17/23	100	98,094
WMG Acquisition Corp., 5.00%, 08/01/23(a)	25	24,313

		1,721,946

Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
3.20%, 03/01/22	40	39,458
3.80%, 03/01/24	80	79,193
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	25	24,757
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21	50	49,875
Series Y, 7.50%, 04/01/24	25	24,125
Frontier Communications Corp.:
10.50%, 09/15/22	25	17,375
11.00%, 09/15/25	10	6,225
8.50%, 04/01/26(a)	25	21,875
Level 3 Financing, Inc., 5.25%, 03/15/26	50	45,750
Qwest Corp., 7.25%, 09/15/25	50	51,479
Verizon Communications, Inc., 3.38%, 02/15/25	53	51,432

		411,544

Electric Utilities — 1.3%
AES Corp., 4.00%, 03/15/21	100	98,250
Dominion Resources, Inc., Series B, 2.75%, 01/15/22	50	48,703
Duke Energy Corp., 3.05%, 08/15/22	50	48,999
Eversource Energy, Series N, 3.80%, 12/01/23	100	100,963
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(a)	50	46,250
PSEG Power LLC, 3.85%, 06/01/23	100	100,081
Talen Energy Supply LLC, 6.50%, 06/01/25	15	10,650

		453,896

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50	49,375

Energy Equipment & Services — 0.2%
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(a)	50	42,188
TerraForm Power Operating LLC, 5.00%, 01/31/28(a)	25	22,000
Transocean, Inc., 5.80%, 10/15/22	25	22,000

		86,188

Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(a)	25	23,813

Equity Real Estate Investment Trusts (REITs) — 0.8%
CBL & Associates LP, 4.60%, 10/15/24	25	18,750

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc., 4.88%, 09/15/27(a)	$50	$43,625
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24	50	49,500
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	50	45,719
Omega Healthcare Investors, Inc., 4.50%, 04/01/27	100	96,568
Welltower, Inc., 4.25%, 04/15/28	50	49,496

		303,658

Food & Staples Retailing — 1.0%
Dollar Tree, Inc., 3.70%, 05/15/23	60	59,000
Lamb Weston Holdings, Inc., 4.88%, 11/01/26(a)	100	96,000
Mondelez International, Inc., 3.63%, 05/07/23	100	100,121
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	100	98,479

		353,600

Food Products — 0.3%
Conagra Brands, Inc., 4.30%, 05/01/24	100	99,396
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)	25	22,688

		122,084

Gas Utilities — 0.3%
NiSource, Inc., 3.65%, 06/15/23(a)	45	45,076
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24	50	46,500

		91,576

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories, 3.40%, 11/30/23	70	69,786
Becton Dickinson & Co., 2.89%, 06/06/22	30	29,056
Boston Scientific Corp., 3.38%, 05/15/22	50	49,679
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(a)	50	51,500
Hill-Rom Holdings, Inc., 5.00%, 02/15/25(a)	50	47,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a):
5.75%, 08/01/22	25	21,500
5.63%, 10/15/23	25	19,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(a)	25	22,500
Teleflex, Inc., 4.88%, 06/01/26	25	23,875

		334,396

Health Care Providers & Services — 1.8%
Anthem, Inc.:
2.95%, 12/01/22	25	24,381
4.10%, 03/01/28	35	34,305
Centene Corp.:
5.63%, 02/15/21	30	30,075
5.38%, 06/01/26(a)	30	29,175
CHS/Community Health Systems, Inc., 6.25%, 03/31/23	50	45,440
DaVita, Inc., 5.13%, 07/15/24	25	23,437
Encompass Health Corp., 5.75%, 11/01/24	25	24,750
Envision Healthcare Crop., 8.75%, 10/15/26(a)	25	21,625
HCA, Inc.:
5.00%, 03/15/24	50	49,500
5.88%, 02/15/26	50	49,750
5.25%, 06/15/26	100	99,250
5.38%, 09/01/26	10	9,725
5.63%, 09/01/28	10	9,650
Tenet Healthcare Corp.:
6.00%, 10/01/20	100	101,250
6.75%, 06/15/23	25	23,469
UnitedHealth Group, Inc., 3.10%, 03/15/26	50	48,254
WellCare Health Plans, Inc., 5.38%, 08/15/26(a)	35	33,775

		657,811

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure — 2.5%
1011778 BC ULC/New Red Finance, Inc.(a):
4.63%, 01/15/22	$35	$33,863
4.25%, 05/15/24	50	46,000
Boyd Gaming Corp., 6.00%, 08/15/26	10	9,350
Darden Restaurants, Inc., 3.85%, 05/01/27	35	33,670
Eldorado Resorts, Inc., 6.00%, 09/15/26(a)	10	9,450
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	140	138,461
Golden Nugget, Inc., 6.75%, 10/15/24(a)	50	47,125
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27	50	46,875
International Game Technology PLC, 6.50%, 02/15/25(a)	200	197,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.25%, 06/01/26	25	24,188
4.75%, 06/01/27	25	23,250
McDonald’s Corp., 3.38%, 05/26/25	50	48,879
MGM Resorts International, 7.75%, 03/15/22	100	106,375
Scientific Games International, Inc., 10.00%, 12/01/22	15	15,225
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(a)	10	9,725
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)	50	48,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%, 05/30/23(a)	50	47,000

		884,436

Household Durables — 0.6%
Lennar Corp., 5.88%, 11/15/24	50	50,000
MDC Holdings, Inc., 5.50%, 01/15/24	50	48,000
PulteGroup, Inc., 5.50%, 03/01/26	100	96,250
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 04/01/25(a)	25	22,125

		216,375

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp., 5.25%, 06/01/26(a)	75	68,437
Clearway Energy Operating LLC, 5.75%, 10/15/25(a)	40	38,200
NRG Energy, Inc., 6.63%, 01/15/27	100	100,750

		207,387

Insurance — 0.9%
CNO Financial Group, Inc., 4.50%, 05/30/20	10	9,875
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	15	14,330
Marsh & McLennan Cos., Inc., 3.50%, 03/10/25	200	196,472
Radian Group, Inc., 5.25%, 06/15/20	44	44,330
Trinity Acquisition PLC, 3.50%, 09/15/21	50	49,514

		314,521

Internet & Direct Marketing Retail — 0.4%
Expedia Group, Inc., 4.50%, 08/15/24	125	125,160

Internet Software & Services — 0.6%
Booking Holdings, Inc., 3.60%, 06/01/26	39	37,890
Netflix, Inc., 5.88%, 11/15/28(a)	100	97,170
VeriSign, Inc.:
4.63%, 05/01/23	35	34,475
4.75%, 07/15/27	50	46,890

		216,425

IT Services — 0.1%
Verisk Analytics, Inc., 4.00%, 06/15/25	50	50,197

Machinery — 0.0%
Mueller Water Products, Inc., 5.50%, 06/15/26(a)	5	4,850

Media — 3.3%
AMC Networks, Inc., 4.75%, 08/01/25	50	45,375
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 09/30/22	50	49,562

Security	Par (000)	Value

Media (continued)
5.88%, 04/01/24(a)	$25	$24,875
5.75%, 02/15/26(a)	25	24,500
5.13%, 05/01/27(a)	50	46,570
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20	50	49,946
4.50%, 02/01/24	100	99,848
Comcast Corp.:
3.70%, 04/15/24	65	65,397
3.95%, 10/15/25	30	30,355
CSC Holdings LLC, 5.50%, 05/15/26(a)	200	188,500
DISH DBS Corp.:
5.88%, 07/15/22	50	46,000
5.88%, 11/15/24	25	20,125
7.75%, 07/01/26	25	20,688
Gray Escrow, Inc., 7.00%, 05/15/27(a)	35	34,061
Gray Television, Inc., 5.88%, 07/15/26(a)	14	13,052
Hughes Satellite Systems Corp., 5.25%, 08/01/26	35	32,069
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(a)	30	29,100
Sirius XM Radio, Inc.(a):
5.38%, 04/15/25	35	33,163
5.00%, 08/01/27	100	91,375
Time Warner Cable LLC, 4.00%, 09/01/21	20	19,878
Univision Communications, Inc., 5.13%, 02/15/25(a)	15	13,163
Virgin Media Secured Finance PLC, 5.25%, 01/15/21	200	198,820

		1,176,422

Metals & Mining — 1.1%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)	25	24,812
Cleveland-Cliffs, Inc., 5.75%, 03/01/25	25	22,500
Commercial Metals Co., 5.75%, 04/15/26(a)	50	46,375
Freeport-McMoRan, Inc.:
3.55%, 03/01/22	50	47,312
3.88%, 03/15/23	100	92,500
Steel Dynamics, Inc., 5.50%, 10/01/24	50	49,500
Teck Resources Ltd., 6.25%, 07/15/41	25	23,688
United States Steel Corp., 6.25%, 03/15/26	30	26,250
Vale Overseas Ltd., 6.25%, 08/10/26	40	43,200

		376,137

Multi-Utilities — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 05/20/24	45	42,525
5.50%, 05/20/25	50	45,750
National Fuel Gas Co., 3.95%, 09/15/27	40	37,353

		125,628

Office Supplies & Equipment — 0.2%
VMware, Inc.:
2.95%, 08/21/22	40	38,126
3.90%, 08/21/27	50	44,351

		82,477

Oil, Gas & Consumable Fuels — 3.7%
Antero Resources Corp., 5.13%, 12/01/22	50	47,000
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	100	99,500
Cheniere Energy Partners LP:
5.63%, 10/01/26(a)	35	32,725
Series WI, 5.25%, 10/01/25	50	46,625
Chesapeake Energy Corp., 7.00%, 10/01/24	55	47,575
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)	25	22,500
DCP Midstream Operating LP, 5.38%, 07/15/25	30	29,325
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25	25	20,750
EnLink Midstream Partners LP, 4.85%, 07/15/26	50	45,088
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 05/15/26(a)	60	53,100

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28(a)	$20	$17,600
Marathon Petroleum Corp., 5.13%, 12/15/26(a)	23	23,559
Matador Resources Co., 5.88%, 09/15/26	10	9,200
MPLX LP, 4.88%, 06/01/25	50	50,458
Murphy Oil Corp., 5.75%, 08/15/25	100	93,409
Newfield Exploration Co., 5.38%, 01/01/26	50	49,000
Oasis Petroleum, Inc., 6.25%, 05/01/26(a)	10	8,400
ONEOK, Inc., 4.55%, 07/15/28	50	49,350
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25	100	94,000
Precision Drilling Corp., 7.13%, 01/15/26(a)	25	21,500
Rowan Cos., Inc., 7.38%, 06/15/25	50	40,125
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24	100	104,336
4.20%, 03/15/28	40	38,261
Shell International Finance BV, 3.88%, 11/13/28	85	87,350
SM Energy Co., 6.63%, 01/15/27	5	4,425
Southwestern Energy Co., 6.20%, 01/23/25	50	44,687
Sunoco LP/Sunoco Finance Corp., Series WI, 5.50%, 02/15/26	100	94,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 04/15/26(a)	35	34,038
Transocean Guardian Ltd., 5.88%, 01/15/24(a)	5	4,788
W&T Offshore, Inc., 2018 Term Loan, 9.75%, 11/01/23(a)	25	21,875

		1,335,299

Personal Products — 0.1%
Avon International Operations, Inc., 7.88%, 08/15/22(a)	50	49,250

Pharmaceuticals — 2.2%
AstraZeneca PLC:
3.50%, 08/17/23	100	99,476
3.38%, 11/16/25	100	96,631
Bausch Health Cos., Inc.(a):
6.13%, 04/15/25	50	43,625
5.50%, 11/01/25	100	93,250
CVS Health Corp., 3.70%, 03/09/23	70	69,251
Endo Finance LLC, 5.75%, 01/15/22(a)	100	83,250
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21(a)	200	202,728
Valeant Pharmaceuticals International, 8.50%, 01/31/27(a)	10	9,700
Zoetis, Inc., 3.00%, 09/12/27	100	92,354

		790,265

Real Estate Management & Development — 0.1%
Howard Hughes Corp., 5.38%, 03/15/25(a)	25	23,500
Kennedy-Wilson, Inc., 5.88%, 04/01/24	25	23,375

		46,875

Road & Rail — 0.3%
Hertz Corp., 7.63%, 06/01/22(a)	50	47,125
Kenan Advantage Group, Inc., 7.88%, 07/31/23(a)	15	14,363
Union Pacific Corp., 3.95%, 09/10/28	40	39,945

		101,433

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc., 2.50%, 12/05/21	25	24,404
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20	75	74,063
3.00%, 01/15/22	75	72,128
3.63%, 01/15/24	40	37,844
NVIDIA Corp., 3.20%, 09/16/26	50	47,422
Qorvo, Inc., 5.50%, 07/15/26(a)	10	9,550
QUALCOMM, Inc., 3.25%, 05/20/27	100	93,020
Sensata Technologies BV, 5.00%, 10/01/25(a)	50	47,000

		405,431

Software — 0.6%
CA, Inc., 3.60%, 08/15/22	25	24,405

Security	Par (000)	Value

Software (continued)
CDK Global, Inc.:
5.88%, 06/15/26	$10	$10,041
4.88%, 06/01/27	50	46,375
Citrix Systems, Inc., 4.50%, 12/01/27	50	47,791
Infor US, Inc., 6.50%, 05/15/22	30	29,014
MSCI, Inc., 5.38%, 05/15/27(a)	50	48,937

		206,563

Specialty Retail — 0.7%
L Brands, Inc.:
5.63%, 10/15/23	50	49,063
6.88%, 11/01/35	25	20,880
O’Reilly Automotive, Inc., 3.60%, 09/01/27	100	95,274
PetSmart, Inc., 5.88%, 06/01/25(a)	25	18,063
Tapestry, Inc.:
3.00%, 07/15/22	50	48,187
4.13%, 07/15/27	19	17,778

		249,245

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc., 3.35%, 02/09/27	65	63,335

Tobacco — 0.6%
Altria Group, Inc.:
4.00%, 01/31/24	50	49,137
2.63%, 09/16/26	50	43,677
BAT Capital Corp., 2.76%, 08/15/22	75	70,839
Philip Morris International, Inc., 3.25%, 11/10/24	25	24,398
Pyxus International, Inc., 9.88%, 07/15/21	25	18,938
Vector Group Ltd., 6.13%, 02/01/25(a)	10	8,500

		215,489

Wireless Telecommunication Services — 1.6%
American Tower Corp.:
3.30%, 02/15/21	50	49,713
3.50%, 01/31/23	25	24,569
3.55%, 07/15/27	80	75,049
Crown Castle International Corp.:
3.20%, 09/01/24	30	28,461
3.65%, 09/01/27	40	37,082
Equinix, Inc., 5.38%, 05/15/27	50	48,875
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	10	8,600
SBA Communications Corp., 4.88%, 09/01/24	25	23,500
Sprint Communications, Inc., 6.00%, 11/15/22	25	24,533
Sprint Corp.:
7.25%, 09/15/21	25	25,588
7.88%, 09/15/23	25	25,656
7.63%, 03/01/26	25	24,688
T-Mobile USA, Inc.:
6.38%, 03/01/25	50	50,500
6.50%, 01/15/26	50	51,000
4.50%, 02/01/26	50	45,875
4.75%, 02/01/28	25	22,625
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, 04/15/23(a)	15	13,575

		579,889

Total Corporate Bonds — 45.9% (Cost — $16,986,493)		16,418,224

Non-Agency Mortgage-Backed Securities — 1.5%

Collateralized Mortgage Obligations — 1.5%
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2, 4.91%, 04/25/31(a)(c)	125	122,949

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
STACR Trust(a)(c):
Series 2018-DNA3, Class M1, 3.26%, 09/25/48	$120	$119,769
Series 2018-HRP1, Class M2, 4.16%, 04/25/43	290	290,447

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost — $537,018)		533,165

U.S. Government Sponsored Agency Securities — 36.1%

Collateralized Mortgage Obligations — 8.2%
Fannie Mae Connecticut Avenue Securities:
Series 2018-C06, Class 2M1, 3.06%, 03/25/31(c)	50	49,919
Series 2018-C06, Class 1M1, 3.06%, 03/25/31(c)	57	57,118
Series 2018-C02, Class 2M1, 3.16%, 08/25/30(c)	94	93,363
Series 2018-C03, Class 1M1, 3.19%, 10/25/30(c)	57	56,514
Series 2017-C06, Class 1M1, 3.26%, 02/25/30(c)	30	29,849
Series 2017-C04, Class 2M1, (1 mo. LIBOR US + 0.85%), 3.36%, 11/25/29(b)	73	72,972
Series 2017-C01, Class 1M1, (1 mo. LIBOR US + 1.30%), 3.81%, 07/25/29(b)	51	50,619
Series 2016-C05, Class 2M1, (1 mo. LIBOR US + 1.35%), 3.86%, 01/25/29(b)	13	13,394
Series 2016-C04, Class 1M1, (1 mo. LIBOR US + 1.45%), 3.96%, 01/25/29(b)	54	54,639
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 4.71%, 01/25/30(b)	140	141,953
Series 2018-C02, Class 2M2, 4.71%, 08/25/30(c)	125	121,618
Series 2017-C07, Class 1M2, 4.91%, 05/25/30(c)	100	100,715
Series 2017-C07, Class 2M2A, 5.01%, 05/25/30(c)	100	102,615
Series 2017-C07, Class 2M2, 5.01%, 05/25/30(c)	100	99,775
Series 2014-C02, Class 2M2, (1 mo. LIBOR US + 2.60%), 5.11%, 05/25/24(b)	116	119,648
Series 2017-C06, Class 1M2, 5.16%, 02/25/30(c)	100	101,467
Series 2017-C06, Class 2M2, 5.31%, 02/25/30(c)	100	101,766
Series 2014-C03, Class 2M2, (1 mo. LIBOR US + 2.90%), 5.41%, 07/25/24(b)	141	147,615
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 6.06%, 07/25/29(b)	100	104,806
Series 2015-C02, Class 1M2, (1 mo. LIBOR US + 4.00%), 6.51%, 05/25/25(b)	66	70,497
Series 2015-C02, Class 2M2, (1 mo. LIBOR US + 4.00%), 6.51%, 05/25/25(b)	61	64,980
Series 2015-C01, Class 1M2, (1 mo. LIBOR US + 4.30%), 6.81%, 02/25/25(b)	63	68,005
Series 2014-C01, Class M2, (1 mo. LIBOR US + 4.40%), 6.91%, 01/25/24(b)	100	110,549
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 6.96%, 01/25/29(b)	150	163,668
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 4.90%), 7.41%, 11/25/24(b)	31	35,023
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 5.00%), 7.51%, 11/25/24(b)	79	87,724
Series 2015-C03, Class 1M2, (1 mo. LIBOR US + 5.00%), 7.51%, 07/25/25(b)	71	78,815
Series 2015-C04, Class 1M2, (1 mo. LIBOR US + 5.70%), 8.21%, 04/25/28(b)	80	90,059
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 5.01%, 03/25/30(c)	250	250,001
Series 2018-DNA1, Class B1, 5.66%, 07/25/30(c)	75	69,456
Series 2015-DN1, Class M3, (1 mo. LIBOR US + 4.15%), 6.66%, 01/25/25(b)	193	205,299

		2,914,441

Security	Par (000)	Value

Mortgage-Backed Securities — 27.9%
Fannie Mae Mortgage-Backed Securities(e):
3.00%, 08/01/47 - 01/01/49	$141	$137,955
3.50%, 01/01/46 - 01/01/49	1,049	1,048,319
4.00%, 01/01/34 - 01/01/49	1,299	1,324,379
4.50%, 01/01/34 - 01/01/49	803	832,743
5.00%, 02/01/41 - 01/01/49	346	363,363
5.50%, 01/01/49	225	238,078
Freddie Mac Mortgage-Backed Securities(e):
3.00%, 08/01/46 - 01/01/49	58	56,188
3.50%, 05/01/46 - 01/01/49	888	887,497
4.00%, 01/01/34 - 01/01/49	738	752,528
4.50%, 05/01/42 - 01/01/49	576	597,058
5.00%, 01/01/49	350	366,535
Ginnie Mae Mortgage-Backed Securities(e):
3.00%, 05/20/45 - 01/01/49	212	210,050
3.50%, 06/15/43 - 01/01/49	987	993,042
4.00%, 03/20/48 - 01/01/49	972	995,013
4.50%, 07/20/48 - 01/01/49	797	824,992
5.00%, 01/01/49	333	346,567

		9,974,307

Total U.S. Government Sponsored Agency Securities — 36.1% (Cost — $12,787,444)		12,888,748

Total Long-Term Investments — 107.6% (Cost — $39,035,670)		38,471,097

	Shares

Short-Term Securities — 14.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(f)(g)	5,039,873	5,039,873

Total Short-Term Securities — 14.1% (Cost — $5,039,873)		5,039,873

Total Investments Before TBA Sale Commitments — 121.7% (Cost — $44,075,543)		43,510,970

	Par (000)

TBA Sale Commitments(e) — (0.4%)

Mortgage-Backed Securities — (0.4%)
Fannie Mae Mortgage-Backed Securities 3.50%, 01/01/49	USD 50	(49,991)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 01/01/49	50	(49,237)
3.50%, 01/01/49	25	(25,155)

Total TBA Sale Commitments — (0.4)% (Proceeds — $123,066)		(124,383)

Total Investments, Net of TBA Sale Commitments — 121.3% (Cost — $43,952,477)		43,386,587

Liabilities in Excess of Other Assets — (21.3)%		(7,626,486)

Net Assets — 100.0%		$35,760,101

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,004,163	4,035,710	5,039,873	$5,039,873	$26,413	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value Unrealized Appreciation (Depreciation)
Long Contracts:
Euro OAT	8	03/07/19	$1,382	$(76)
10-Year Australian Treasury Bond	12	03/15/19	1,121	11,903
10- Year U.S. Ultra Long Treasury Bond	1	03/20/19	130	4,202
10-Year U.S. Treasury Note	4	03/20/19	488	1,813
Long U.S. Treasury Bond	4	03/20/19	584	19,963
U.S. Ultra Bond	5	03/20/19	803	33,945
Long Gilt	3	03/27/19	471	4,356

				76,106

Short Contracts:
Euro Bund	10	03/07/19	1,874	(9,141)
10-Year Canada Bond	12	03/20/19	1,202	(37,354)
2-Year U.S. Treasury Note	4	03/29/19	849	(3,755)
5-Year U.S. Treasury Note	4	03/29/19	459	(6,616)

				(56,866)

				$19,240

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,434	CAD	10,000	JPMorgan Chase Bank N.A.	03/20/19	$96
USD	7,318	SGD	10,000	State Street Bank and Trust Co.	03/20/19	(32)

						$64

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	B	USD	850	$18,360	$45,683	$(27,323)

(a)	Using S&P Global Rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.24%)	Semi-annual	0.28%	Annual	N/A		12/19/23	EUR	50	$255	$1	$254
6-Month EURIBOR, (0.24%)	Semi-annual	0.34	Annual	N/A		12/19/23	EUR	70	618	1	617
6-Month EURIBOR, (0.24%)	Semi-annual	0.39	Annual	N/A		12/19/23	EUR	30	351	1	350
6-Month EURIBOR, (0.24%)	Semi-annual	0.39	Annual	N/A		12/19/23	EUR	130	1,523	3	1,520
6-Month EURIBOR, (0.24%)	Semi-annual	0.43	Annual	N/A		12/19/23	EUR	50	697	1	696
MXN 28D TIIE, 8.59%	Monthly	8.19	Monthly	03/20/19	(a)	03/13/24	MXN	2,960	(2,455)	2	(2,457)
MXN 28D TIIE, 8.59%	Monthly	8.09	Monthly	03/20/19	(a)	03/13/24	MXN	2,040	(2,109)	2	(2,111)
MXN 28D TIIE, 8.59%	Monthly	8.11	Monthly	03/20/19	(a)	03/13/24	MXN	1,320	(1,313)	1	(1,314)
MXN 28D TIIE, 8.59%	Monthly	9.00	Monthly	03/20/19	(a)	03/13/24	MXN	3,070	2,544	2	2,542
MXN 28D TIIE, 8.59%	Monthly	8.51	Monthly	03/20/19	(a)	03/13/24	MXN	830	(153)	1	(154)
MXN 28D TIIE, 8.59%	Monthly	8.60	Monthly	03/20/19	(a)	03/13/24	MXN	3,020	14	2	12
3-Month JIBAR, 7.15%	Quarterly	8.33	Quarterly	03/20/19	(a)	03/20/24	ZAR	2,450	4,136	3	4,133
3.05	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	03/20/19	(a)	03/20/24	USD	130	(2,912)	(9)	(2,903)
0.17	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	03/20/19	(a)	03/20/24	JPY	28,000	(1,823)	4	(1,827)
0.70	Annual	3-Month STIBOR, (0.13%)	Quarterly	03/20/19	(a)	03/20/24	SEK	1,020	(735)	(124)	(611)
2.95	Quarterly	3-Month HIBOR, 2.33%	Quarterly	03/20/19	(a)	03/20/24	HKD	820	(3,078)	2	(3,080)
2.42	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	105	(1,846)	1	(1,847)
2.43	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	25	(446)	—	(446)
3-Month JIBAR ,7.15%	Quarterly	8.41	Quarterly	03/20/19	(a)	03/20/24	ZAR	1,530	2,928	2	2,926
3.15	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	03/20/19	(a)	03/20/24	USD	130	(3,510)	2	(3,512)
2.49%	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	17	(326)	—	(326)
6-Month WIBOR, 1.69%	Semi-annual	2.63%	Annual	03/20/19	(a)	03/20/24	PLN	280	1,674	1	1,673
3-Month JIBAR, 7.15%	Quarterly	8.19	Quarterly	03/20/19	(a)	03/20/24	ZAR	1,430	1,872	2	1,870
2.51	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	84	(1,724)	1	(1,725)
6-Month BBR, (0.24%)	Semi-annual	2.60	Semi-annual	03/20/19	(a)	03/20/24	AUD	160	1,949	2	1,947
6-Month WIBOR, 1.69%	Semi-annual	2.77	Annual	03/20/19	(a)	03/20/24	PLN	310	2,373	1	2,372
3.08	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	03/20/19	(a)	03/20/24	USD	60	(1,402)	1	(1,403)
1.37	Semi-annual	6-Month GBP LIBOR, 1.03%	Semi-annual	03/20/19	(a)	03/20/24	GBP	20	(61)	—	(61)
6-Month BBR, (0.24%)	Semi-annual	2.42	Semi-annual	03/20/19	(a)	03/20/24	AUD	80	476	1	475
2.10	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	130	(797)	2	(799)
1.35	Semi-annual	6-Month GBP LIBOR, 1.03%	Semi-annual	03/20/19	(a)	03/20/24	GBP	60	(126)	1	(127)
6-Month EURIBOR, (0.24%)	Semi-annual	0.32	Annual	03/20/19	(a)	03/20/24	EUR	20	80	—	80
1.96	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	40	(56)	—	(56)
1.96	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	40	(57)	—	(57)
2.00	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	40	(106)	—	(106)
2.39	Quarterly	3-Month HIBOR, 2.33%	Quarterly	03/20/19	(a)	03/20/24	HKD	790	(275)	2	(277)
1.97	Semi-annual	6-Month SIBOR, 1.94%	Semi-annual	03/20/19	(a)	03/20/24	SGD	110	(174)	1	(175)
1.35	Semi-annual	6-Month GBP LIBOR, 1.03%	Semi-annual	03/20/19	(a)	03/20/24	GBP	80	(151)	2	(153)
6-Month BBR, 2.22%	Semi-annual	2.57%	Semi-annual	03/20/19	(a)	03/20/24	AUD	50	545	1	544
6-Month BBR, 2.22%	Semi-annual	2.58	Semi-annual	03/20/19	(a)	03/20/24	AUD	50	572	1	571
6-Month BBR, 2.22%	Semi-annual	2.59	Semi-annual	03/20/19	(a)	03/20/24	AUD	90	1,049	1	1,048
6-Month BBR, 2.22%	Semi-annual	2.59	Semi-annual	03/20/19	(a)	03/20/24	AUD	90	1,062	1	1,061
6-Month BBR, 2.22%	Semi-annual	2.60	Semi-annual	03/20/19	(a)	03/20/24	AUD	150	1,798	2	1,796
6-Month BBR, 2.22%	Semi-annual	2.60	Semi-annual	03/20/19	(a)	03/20/24	AUD	270	3,262	3	3,259
6-Month BBR, 2.22%	Semi-annual	2.62	Semi-annual	03/20/19	(a)	03/20/24	AUD	190	2,383	2	2,381
2.73%	Semi-annual	3-Month CAD BA, 2.31%	Semi-annual	03/20/19	(a)	03/20/24	CAD	20	(299)	(6)	(293)
3.06	Quarterly	3-Month HIBOR, 2.33%	Quarterly	03/20/19	(a)	03/20/24	HKD	550	(2,441)	1	(2,442)
3.13	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	03/20/19	(a)	03/20/24	USD	20	(521)	—	(521)

									$3,265	$(79)	$3,344

(a)	Forward swap.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.98%	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	274,940	$(2,498)	$—	$(2,498)
2.03	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	115,034	(1,283)	—	(1,283)
2.03	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Citibank N.A.	03/20/19	03/20/24	KRW	57,262	(633)	—	(633)
2.04	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Bank of America N.A.	03/20/19	03/20/24	KRW	70,677	(828)	—	(828)
2.05	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	76,567	(914)	—	(914)
2.13	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	159,690	(2,479)	—	(2,479)
2.14	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	159,690	(2,513)	—	(2,513)
2.15	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Citibank N.A.	03/20/19	03/20/24	KRW	78,420	(1,268)	—	(1,268)
1.97	Quarterly	3-Month KRW CDC, 1.90%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	74,260	(639)	—	(639)

									$(13,055)	$—	$(13,055)

(a)	Forward swap.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Morgan Stanley & Co. International PLC	02/27/23	$102,059	$63,830	(b)	$177,505	4.2%
	Bank of America N.A.	02/17/23	(195,683)	394,066	(c)	184,050	52.3
	Morgan Stanley & Co. International PLC	02/27/23	385,513	(1,700	)(d)	396,937	7.2
	Bank of America N.A.	02/17/23	(211,402)	544,443	(e)	404,425	61.2

			$80,487	$1,000,639		$1,162,917

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 19-1,550 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

ICE LIBOR USD 1 Week

US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $(11,616) of net dividends and financing fees.
(c)	Amount includes $14,333 of net dividends and financing fees.
(d)	Amount includes $(13,124) of net dividends and financing fees.
(e)	Amount includes $(71,384) of net dividends and financing fees.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of December 31, 2018 expiration dates 02/27/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Bermuda
Assured Guaranty Ltd.	305	$11,675	6.6%

Canada
Goldcorp, Inc.	515	5,047	2.9
Kinross Gold Corp.	1,490	4,828	2.7

		9,875

Ireland
Seagate Technology PLC	74	2,856	1.6

United Kingdom
Noble Corp. PLC	2,278	5,968	3.3

United States
AbbVie, Inc.	3	277	0.2
Advance Auto Parts, Inc.	50	7,873	4.4
AES Corp.	1,545	22,341	12.6
Aflac, Inc.	93	4,237	2.4
Agilent Technologies, Inc.	179	12,075	6.8
Allergan PLC	78	10,426	5.9
AMC Networks, Inc., Class A	188	10,317	5.8
American Express Co.	38	3,622	2.0
American International Group, Inc.	150	5,912	3.3
Apache Corp.	253	6,641	3.7
Apple, Inc.	39	6,152	3.5
Applied Materials, Inc.	313	10,248	5.8
Boeing Co.	12	3,870	2.2
Boston Properties, Inc.	55	6,190	3.5
Bristol-Myers Squibb Co.	236	12,267	6.9
Cardinal Health, Inc.	100	4,460	2.5
Celgene Corp.	46	2,948	1.7
Chesapeake Energy Corp.	3,641	7,646	4.3
Cisco Systems, Inc.	85	3,683	2.1
Clorox Co.	28	4,316	2.4
Colgate-Palmolive Co.	309	18,392	10.4
CSX Corp.	117	7,269	4.1
DXC Technology Co.	58	3,084	1.7
Eastman Chemical Co.	135	9,870	5.6
Eaton Corp. PLC	174	11,947	6.7
Eli Lilly & Co.	34	3,935	2.2
Entergy Corp.	251	21,604	12.2
EOG Resources, Inc.	21	1,831	1.0
Flex Ltd.	1,211	9,216	5.2
Ford Motor Co.	239	1,828	1.0
Gaming and Leisure Properties, Inc.	240	7,754	4.4
Gilead Sciences, Inc.	57	3,565	2.0
H&R Block, Inc.	213	5,404	3.0
Halliburton Co.	370	9,835	5.5
HCA Healthcare, Inc.	236	29,370	16.5
Hershey Co.	29	3,108	1.8
Hilton Worldwide Holdings, Inc.	91	6,534	3.7
HollyFrontier Corp.	49	2,505	1.4
HP, Inc.	159	3,253	1.8
Illinois Tool Works, Inc.	28	3,547	2.0
Intel Corp.	142	6,664	3.8
International Business Machines Corp.	150	17,051	9.6
Juniper Networks, Inc.	428	11,518	6.5

Security	Shares	Value	% of Basket Value

United States (continued)
Kimberly-Clark Corp.	27	$3,076	1.7%
Kimco Realty Corp.	446	6,534	3.7
Laboratory Corp. of America Holdings	113	14,279	8.0
Lear Corp.	27	3,317	1.9
Lockheed Martin Corp.	17	4,451	2.5
LyondellBasell Industries NV, Class A	103	8,566	4.8
Mastercard, Inc., Class A	634	119,604	67.4
McDonald’s Corp.	39	6,925	3.9
McKesson Corp.	163	18,007	10.1
Microsoft Corp.	43	4,368	2.5
Mosaic Co.	156	4,557	2.6
Nordstrom, Inc.	64	2,983	1.7
Nucor Corp.	199	10,310	5.8
Occidental Petroleum Corp.	393	24,122	13.6
Omnicom Group, Inc.	63	4,614	2.6
PPL Corp.	500	14,165	8.0
Prudential Financial, Inc.	54	4,404	2.5
Royal Caribbean Cruises Ltd.	45	4,401	2.5
Schlumberger Ltd.	143	5,159	2.9
Southwest Airlines Co.	154	7,158	4.0
Steel Dynamics, Inc.	282	8,471	4.8
Toll Brothers, Inc.	298	9,813	5.5
United Continental Holdings, Inc.	66	5,526	3.1
United Parcel Service, Inc., Class B	76	7,412	4.2
VEREIT, Inc.	801	5,727	3.2
Visa, Inc., Class A	410	54,095	30.5
Walt Disney Co.	46	5,044	2.8
Waste Management, Inc.	63	5,606	3.2
Whiting Petroleum Corp.	664	15,066	8.5

		732,345

Total Reference Entity — Long		762,719

Reference Entity — Short

United Kingdom
Aon PLC	(93)	(13,519)	(7.6)
Aptiv PLC	(176)	(10,836)	(6.1)
Ensco PLC, Class A	(16,433)	(58,501)	(33.0)

		(82,856)

United States
AMC Entertainment Holdings, Inc., Class A Class A	(1,496)	(18,371)	(10.4)
Comcast Corp., Class A	(757)	(25,776)	(14.5)
ConAgra Foods, Inc.	(756)	(16,148)	(9.1)
CVS Health Corp.	(1,250)	(81,900)	(46.1)
Diamondback Energy, Inc.	(129)	(11,958)	(6.7)
GTT Communications, Inc.	(1,852)	(43,818)	(24.7)
Hertz Global Holdings, Inc.	(1,817)	(24,802)	(14.0)
Match Group, Inc.	(594)	(25,406)	(14.3)
Mattel, Inc.	(604)	(6,034)	(3.4)
Mylan NV	(130)	(3,562)	(2.0)
Omega Healthcare Investors, Inc.	(1,379)	(48,472)	(27.3)
QUALCOMM, Inc.	(352)	(20,032)	(11.3)
Tesla Motors, Inc.	(84)	(27,955)	(15.8)
Under Armour, Inc., Class A	(1,953)	(34,510)	(19.4)
ViaSat, Inc.	(1,596)	(94,084)	(53.0)
Wabtec Corp.	(278)	(19,530)	(11.0)

		(502,358)

Total Reference Entity — Short		(585,214)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$177,505

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of December 31, 2018 expiration dates 02/17/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Bermuda
Assured Guaranty Ltd.	1,344	$51,448	27.9%

Canada
Goldcorp, Inc.	7,325	71,785	39.0
Kinross Gold Corp.	14,530	47,077	25.6

		118,862

Ireland
Seagate Technology PLC	655	25,277	13.7

Switzerland
Garrett Motion, Inc.	—	3	0.0

Switzerland
Transocean Ltd.	2,936	20,376	11.1

United Kingdom
Noble Corp. PLC	4,560	11,947	6.5

United States
Abbott Laboratories	540	39,058	21.2
AbbVie, Inc.	943	86,935	47.2
Advance Auto Parts, Inc.	401	63,141	34.3
AES Corp.	5,992	86,644	47.1
Aflac, Inc.	422	19,226	10.4
Agilent Technologies, Inc.	563	37,980	20.6
Allergan PLC	619	82,736	45.0
Allstate Corp.	546	45,116	24.5
AMC Networks, Inc., Class A	1,150	63,112	34.3
American Express Co.	764	72,824	39.6
American International Group, Inc.	824	32,474	17.6
Amgen, Inc.	92	17,910	9.7
Apache Corp.	3,205	84,131	45.7
Apple, Inc.	724	114,204	62.0
Applied Materials, Inc.	2,834	92,785	50.4
AutoZone, Inc.	125	104,792	56.9
Biogen, Inc.	407	122,474	66.5
Boeing Co.	58	18,705	10.2
Boston Properties, Inc.	844	94,992	51.6
Bristol-Myers Squibb Co.	2,010	104,480	56.8
Capital One Financial Corp.	400	30,236	16.4
Cardinal Health, Inc.	2,015	89,869	48.8
Caterpillar, Inc.	853	108,391	58.9
Celgene Corp.	1,423	91,200	49.6
CF Industries Holdings, Inc.	1,177	51,211	27.8
Chesapeake Energy Corp.	8,380	17,598	9.6
Chevron Corp.	858	93,342	50.7
Cisco Systems, Inc.	2,497	108,195	58.8
Clorox Co.	698	107,590	58.5
Colgate-Palmolive Co.	1,585	94,339	51.3
Costco Wholesale Corp.	118	24,038	13.1
CSX Corp.	1,678	104,254	56.6
Delta Air Lines, Inc.	1,015	50,649	27.5
DXC Technology Co.	822	43,706	23.7
Eastman Chemical Co.	1,240	90,656	49.3
Eaton Corp. PLC	1,279	87,816	47.7
eBay, Inc.	663	18,610	10.1
Eli Lilly & Co.	1,029	119,076	64.7
Entergy Corp.	1,095	94,247	51.2
EOG Resources, Inc.	201	17,529	9.5

Security	Shares	Value	% of Basket Value

United States (continued)
FirstEnergy Corp.	1,572	$59,029	32.1%
Flex Ltd.	2,088	15,890	8.6
Ford Motor Co.	5,726	43,804	23.8
Gaming and Leisure Properties, Inc.	2,938	94,927	51.6
General Motors Co.	539	18,030	9.8
Gilead Sciences, Inc.	257	16,075	8.7
H&R Block, Inc.	3,968	100,668	54.7
Halliburton Co.	2,676	71,128	38.6
HCA Healthcare, Inc.	614	76,412	41.5
Hershey Co.	1,047	112,217	61.0
Hilton Worldwide Holdings, Inc.	1,094	78,549	42.7
HollyFrontier Corp.	324	16,563	9.0
Home Depot, Inc.	172	29,553	16.1
HP, Inc.	5,121	104,776	56.9
Humana, Inc.	262	75,058	40.8
Illinois Tool Works, Inc.	119	15,076	8.2
Intel Corp.	2,357	110,614	60.1
International Business Machines Corp.	742	84,343	45.8
International Paper Co.	702	28,333	15.4
Juniper Networks, Inc.	1,835	49,380	26.8
Kimberly-Clark Corp.	516	58,793	31.9
Kimco Realty Corp.	2,171	31,805	17.3
Kinder Morgan, Inc.	4,020	61,828	33.6
KLA-Tencor Corp.	1,357	121,438	66.0
Kohl’s Corp.	1,850	122,729	66.7
Kroger Co.	1,060	29,150	15.8
Laboratory Corp. of America Holdings	38	4,802	2.6
Lamar Advertising Co., Class A	1,475	102,040	55.4
Lear Corp.	774	95,094	51.7
Lincoln National Corp.	1,886	96,771	52.6
Lockheed Martin Corp.	153	40,062	21.8
Lowe’s Cos., Inc.	234	21,612	11.7
LyondellBasell Industries NV, Class A	1,197	99,543	54.1
Macy’s, Inc.	3,590	106,910	58.1
Marathon Oil Corp.	1,424	20,420	11.1
Masco Corp.	2,779	81,258	44.1
McDonald’s Corp.	480	85,234	46.3
McKesson Corp.	844	93,237	50.7
Merck & Co., Inc.	1,345	102,771	55.8
MetLife, Inc.	2,955	121,332	65.9
Microsoft Corp.	1,160	117,821	64.0
Mosaic Co.	1,522	44,458	24.2
MSCI, Inc.	701	103,348	56.2
Murphy Oil Corp.	3,380	79,058	43.0
NetApp, Inc.	475	28,343	15.4
Nordstrom, Inc.	1,343	62,597	34.0
Norfolk Southern Corp.	810	121,127	65.8
NRG Energy, Inc.	1,930	76,428	41.5
Nucor Corp.	1,953	101,185	55.0
Occidental Petroleum Corp.	1,174	72,060	39.2
Omnicom Group, Inc.	288	21,093	11.5
Owens Corning	1,422	62,540	34.0
Philip Morris International, Inc.	355	23,700	12.9
Phillips 66	1,141	98,297	53.4
PPL Corp.	1,540	43,628	23.7
Procter & Gamble Co.	801	73,628	40.0
Progressive Corp.	771	46,514	25.3
Prudential Financial, Inc.	1,297	105,770	57.5
Range Resources Corp.	1,682	16,097	8.7
Republic Services, Inc.	1,585	114,263	62.1
Royal Caribbean Cruises Ltd.	202	19,754	10.7
S&P Global, Inc.	151	25,661	13.9

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Schlumberger Ltd.	871	$31,426	17.1%
Signet Jewelers Ltd.	2,071	65,796	35.7
Southwest Airlines Co.	368	17,105	9.3
Steel Dynamics, Inc.	1,284	38,571	21.0
Sysco Corp.	1,377	86,283	46.9
Tapestry, Inc.	581	19,609	10.7
Target Corp.	1,801	119,028	64.7
Toll Brothers, Inc.	856	28,188	15.3
Union Pacific Corp.	878	121,366	65.9
United Continental Holdings, Inc.	310	25,956	14.1
United Parcel Service, Inc., Class B	764	74,513	40.5
United Rentals, Inc.	281	28,811	15.7
VEREIT, Inc.	4,199	30,023	16.3
Verizon Communications, Inc.	853	47,956	26.1
Viacom, Inc., Class B	3,850	98,945	53.8
Voya Financial, Inc.	1,652	66,311	36.0
Walt Disney Co.	271	29,715	16.1
Waste Management, Inc.	1,289	114,708	62.3
Western Digital Corp.	552	20,407	11.1
Whiting Petroleum Corp.	167	3,789	2.1
Williams Cos., Inc.	1,041	22,954	12.5
Xilinx, Inc.	753	64,133	34.8
Yum! Brands, Inc.	1,303	119,772	65.1

		8,256,260

Total Reference Entity — Long		8,484,173

Reference Entity — Short

Canada
Canadian Natural Resources Ltd.	(791)	(19,087)	(10.4)
Enbridge, Inc.	(3,640)	(113,131)	(61.4)

		(132,218)

Ireland
Endo International PLC	(7,140)	(52,122)	(28.3)
Perrigo Co. PLC	(906)	(35,108)	(19.1)

		(87,230)

Mexico
Southern Copper Corp.	(1,672)	(51,447)	(28.0)

Switzerland
Garrett Motion, Inc.	—	(3)	0.0

United Kingdom
Aon PLC	(54)	(7,849)	(4.3)
Aptiv PLC	(150)	(9,236)	(5.0)
Ensco PLC, Class A	(4,483)	(15,959)	(8.7)
Willis Towers Watson PLC	(525)	(79,727)	(43.3)

		(112,771)

United States
3M Co.	(121)	(23,055)	(12.5)
Activision Blizzard, Inc.	(2,253)	(104,922)	(57.0)
Altria Group, Inc.	(1,142)	(56,403)	(30.6)
Amazon.com, Inc.	(15)	(22,530)	(12.2)
AMC Entertainment Holdings, Inc., Class A Class A	(2,162)	(26,549)	(14.4)
American Tower Corp.	(702)	(111,049)	(60.3)
AmerisourceBergen Corp.	(1,293)	(96,199)	(52.3)
Analog Devices, Inc.	(1,241)	(106,515)	(57.9)
Anthem, Inc.	(121)	(31,778)	(17.3)
Aramark	(721)	(20,887)	(11.3)
Archer-Daniels-Midland Co.	(2,221)	(90,994)	(49.4)
AT&T, Inc.	(2,014)	(57,480)	(31.2)

Security	Shares	Value	% of Basket Value

United States (continued)
Autodesk, Inc.	(467)	$(60,061)	(32.6	) %
Avnet, Inc.	(1,471)	(53,103)	(28.9)
Baker Hughes a GE Co.	(957)	(20,576)	(11.2)
Ball Corp.	(2,396)	(110,168)	(59.9)
Becton Dickinson & Co.	(540)	(121,673)	(66.1)
Berkshire Hathaway, Inc., Class B	(200)	(40,836)	(22.2)
Boston Scientific Corp.	(2,630)	(92,944)	(50.5)
Brighthouse Financial, Inc.	(3,282)	(100,035)	(54.4)
Bunge Ltd.	(1,797)	(96,032)	(52.2)
CBOE Holdings, Inc.	(1,070)	(104,678)	(56.9)
CBRE Group, Inc.	(1,783)	(71,391)	(38.8)
Centene Corp.	(533)	(61,455)	(33.4)
Cigna Corp.	(420)	(79,766)	(43.3)
Cimarex Energy Co.	(330)	(20,345)	(11.1)
Citrix Systems, Inc.	(412)	(42,214)	(22.9)
CME Group, Inc.	(343)	(64,525)	(35.1)
Coca-Cola Co.	(1,532)	(72,540)	(39.4)
Comcast Corp., Class A	(1,430)	(48,692)	(26.5)
CommScope Holding Co., Inc.	(2,131)	(34,927)	(19.0)
ConAgra Foods, Inc.	(1,600)	(34,176)	(18.6)
Concho Resources, Inc.	(1,121)	(115,228)	(62.6)
ConocoPhillips	(1,044)	(65,093)	(35.4)
Constellation Brands, Inc.	(622)	(100,030)	(54.3)
Continental Resources, Inc.	(417)	(16,759)	(9.1)
Crown Castle International Corp.	(1,036)	(112,541)	(61.1)
Crown Holdings, Inc.	(2,359)	(98,064)	(53.3)
Deere & Co.	(154)	(22,972)	(12.5)
Diamondback Energy, Inc.	(889)	(82,410)	(44.8)
Digital Realty Trust, Inc.	(986)	(105,058)	(57.1)
DISH Network Corp.	(4,473)	(111,691)	(60.7)
Dollar General Corp.	(913)	(98,677)	(53.6)
Dollar Tree, Inc.	(1,349)	(121,842)	(66.2)
Edison International	(991)	(56,259)	(30.6)
EQT Corp.	(1,331)	(25,143)	(13.7)
Equifax, Inc.	(540)	(50,290)	(27.3)
Equinix, Inc.	(175)	(61,698)	(33.5)
Expedia, Inc.	(940)	(105,891)	(57.5)
FedEx Corp.	(174)	(28,071)	(15.3)
Fidelity National Information Services, Inc.	(208)	(21,330)	(11.6)
Freeport-McMoRan, Inc.	(1,962)	(20,228)	(11.0)
Gartner, Inc.	(800)	(102,272)	(55.6)
General Mills, Inc.	(1,252)	(48,753)	(26.5)
GTT Communications, Inc.	(1,531)	(36,223)	(19.7)
Hertz Global Holdings, Inc.	(3,937)	(53,740)	(29.2)
Hess Corp.	(2,338)	(94,689)	(51.4)
Hologic, Inc.	(2,669)	(109,696)	(59.6)
Host Hotels & Resorts, Inc.	(1,123)	(18,720)	(10.2)
International Flavors & Fragrances, Inc.	(308)	(41,355)	(22.5)
Iron Mountain, Inc.	(649)	(21,034)	(11.4)
KB Home	(842)	(16,082)	(8.7)
Kraft Heinz Co.	(2,221)	(95,592)	(51.9)
L3 Technologies, Inc.	(184)	(31,953)	(17.4)
Lennar Corp.	(1,993)	(78,026)	(42.4)
Live Nation Entertainment, Inc.	(2,128)	(104,804)	(56.9)
Loews Corp.	(400)	(18,208)	(9.9)
Marriott International, Inc., Class A	(1,062)	(115,291)	(62.6)
Marsh & McLennan Cos., Inc.	(1,376)	(109,736)	(59.6)
Martin Marietta Materials, Inc.	(309)	(53,108)	(28.9)
Match Group, Inc.	(1,599)	(68,389)	(37.2)
Mattel, Inc.	(5,902)	(58,961)	(32.0)
McCormick & Co., Inc.	(137)	(19,076)	(10.4)
Medical Properties Trust, Inc.	(6,840)	(109,987)	(59.8)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Security	Shares	Value	% of Basket Value

United States (continued)
MEDNAX, Inc.	(889)	$(29,337)	(15.9	) %
MGM Resorts International	(1,192)	(28,918)	(15.7)
Mylan NV	(3,030)	(83,022)	(45.1)
National Oilwell Varco, Inc.	(725)	(18,633)	(10.1)
Netflix, Inc.	(470)	(125,800)	(68.4)
Newell Rubbermaid, Inc.	(3,252)	(60,455)	(32.8)
NextEra Energy, Inc.	(664)	(115,417)	(62.7)
Northrop Grumman Corp.	(474)	(116,083)	(63.1)
NVIDIA Corp.	(891)	(118,949)	(64.6)
Omega Healthcare Investors, Inc.	(759)	(26,679)	(14.5)
Oracle Corp.	(2,328)	(105,109)	(57.1)
Parsley Energy, Inc., Class A	(3,677)	(58,758)	(31.9)
PepsiCo, Inc.	(628)	(69,381)	(37.7)
PG&E Corp.	(4,656)	(110,580)	(60.1)
PolyOne Corp.	(750)	(21,450)	(11.7)
Post Holdings, Inc.	(1,213)	(108,115)	(58.7)
PPG Industries, Inc.	(1,165)	(119,098)	(64.7)
QUALCOMM, Inc.	(1,595)	(90,771)	(49.3)
Roper Industries, Inc.	(77)	(20,522)	(11.1)
Sempra Energy	(1,054)	(114,032)	(62.0)
Sherwin-Williams Co.	(311)	(122,366)	(66.5)
Southwestern Energy Co.	(6,208)	(21,169)	(11.5)
Stanley Black & Decker, Inc.	(943)	(112,915)	(61.3)
Stryker Corp.	(281)	(44,047)	(23.9)
Symantec Corp.	(1,069)	(20,199)	(11.0)
Teleflex, Inc.	(477)	(123,295)	(67.0)
Tempur Sealy International, Inc.	(1,243)	(51,460)	(28.0)
Tesla Motors, Inc.	(276)	(91,853)	(49.9)
Thermo Fisher Scientific, Inc.	(137)	(30,659)	(16.7)
Total System Services, Inc.	(218)	(17,721)	(9.6)
TransDigm Group, Inc.	(359)	(122,082)	(66.3)
Triumph Group, Inc.	(2,385)	(27,428)	(14.9)
Under Armour, Inc., Class A	(1,618)	(28,590)	(15.5)
United States Steel Corp.	(1,344)	(24,515)	(13.3)
United Technologies Corp.	(201)	(21,403)	(11.6)
UnitedHealth Group, Inc.	(432)	(107,620)	(58.5)
Verisk Analytics, Inc., Class A	(718)	(78,291)	(42.5)
Vulcan Materials Co.	(894)	(88,327)	(48.0)
Wabtec Corp.	(905)	(63,576)	(34.5)
Walgreens Boots Alliance, Inc.	(363)	(24,804)	(13.5)
WellCare Health Plans, Inc.	(512)	(120,878)	(65.7)
Westlake Chemical Corp.	(284)	(18,792)	(10.2)
Wynn Resorts Ltd.	(443)	(43,817)	(23.8)
Zimmer Biomet Holdings, Inc.	(637)	(66,070)	(35.9)

		(7,916,454)

Total Reference Entity — Short		(8,300,123)

Net Value of Reference Entity — Bank of America N.A.		$184,050

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of December 31, 2018 expiration dates 02/27/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Barrick Gold Corp.	2,312	$31,304	7.9%

Security	Shares	Value	% of Basket Value

Canada (continued)
Encana Corp.	9,869	$57,043	14.3%
Rogers Communications, Inc., Class B	302	15,481	3.9

		103,828

United States
AES Corp.	6,246	90,317	22.7
Air Products & Chemicals, Inc.	32	5,122	1.3
American Express Co.	307	29,263	7.4
Anadarko Petroleum Corp.	300	13,152	3.3
Aon PLC	120	17,443	4.4
Apache Corp.	1,000	26,250	6.6
AvalonBay Communities, Inc.	40	6,962	1.8
Bausch Health Cos., Inc.	178	3,288	0.8
BorgWarner, Inc.	110	3,821	1.0
Boston Properties, Inc.	83	9,342	2.3
Bristol-Myers Squibb Co.	80	4,158	1.0
CBS Corp., Class B	535	23,390	5.9
Cigna Corp.	179	33,996	8.6
Clorox Co.	37	5,703	1.4
Colgate-Palmolive Co.	1,015	60,413	15.2
Costco Wholesale Corp.	120	24,445	6.2
Devon Energy Corp.	281	6,334	1.6
Duke Energy Corp.	54	4,660	1.2
Eli Lilly & Co.	205	23,723	6.0
Entergy Corp.	464	39,936	10.1
Exelon Corp.	747	33,690	8.5
Exxon Mobil Corp.	68	4,637	1.2
First Data Corp., Class A	2,244	37,946	9.6
Freeport-McMoRan, Inc.	1,391	14,341	3.6
Goodyear Tire & Rubber Co.	837	17,083	4.3
Halliburton Co.	1,218	32,374	8.2
Hartford Financial Services Group, Inc.	100	4,445	1.1
HCP, Inc.	798	22,288	5.6
HD Supply Holdings, Inc.	1,293	48,513	12.2
Hershey Co.	204	21,865	5.5
Home Depot, Inc.	458	78,694	19.8
Host Hotels & Resorts, Inc.	1,427	23,788	6.0
Intel Corp.	413	19,382	4.9
Johnson & Johnson	92	11,873	3.0
Johnson Controls International PLC	324	9,607	2.4
Lockheed Martin Corp.	63	16,496	4.2
Loews Corp.	509	23,170	5.8
Louisiana-Pacific Corp.	800	17,776	4.5
McKesson Corp.	39	4,308	1.1
Murphy Oil Corp.	290	6,783	1.7
Newmont Mining Corp.	640	22,176	5.6
Norfolk Southern Corp.	68	10,169	2.6
Olin Corp.	831	16,711	4.2
Omnicom Group, Inc.	694	50,829	12.8
Packaging Corp. of America	55	4,590	1.2
Pfizer, Inc.	26	1,135	0.3
Philip Morris International, Inc.	146	9,747	2.5
Raytheon Co.	288	44,165	11.1
Republic Services, Inc.	292	21,050	5.3
Simon Property Group, Inc.	211	35,446	8.9
Target Corp.	156	10,310	2.6
TJX Cos., Inc.	310	13,869	3.5
Toll Brothers, Inc.	1,348	44,390	11.2
United Technologies Corp.	248	26,407	6.6
Viacom, Inc., Class B	360	9,252	2.3
Walmart, Inc.	185	17,233	4.3
Walt Disney Co.	106	11,623	2.9
Waste Management, Inc.	374	33,282	8.4

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Westrock Co.	624	$23,562	5.9%
Weyerhaeuser Co.	385	8,416	2.1
Yum! Brands, Inc.	68	6,251	1.6

		1,301,390

Total Reference Entity — Long		1,405,218

Reference Entity — Short

United States
Archer-Daniels-Midland Co.	(1,603)	(65,675)	(16.6)
Carnival Corp.	(513)	(25,291)	(6.4)
Comcast Corp., Class A	(3,055)	(104,023)	(26.2)
ConAgra Foods, Inc.	(197)	(4,208)	(1.1)
CVS Health Corp.	(968)	(63,423)	(16.0)
Dominion Resources, Inc.	(1,528)	(109,191)	(27.5)
Expedia, Inc.	(181)	(20,390)	(5.1)
General Dynamics Corp.	(356)	(55,967)	(14.1)
HCA Holdings, Inc.	(1,025)	(127,561)	(32.1)
Sherwin-Williams Co.	(313)	(123,153)	(31.0)
Southern Co.	(2,421)	(106,330)	(26.8)
Stanley Black & Decker, Inc.	(1,025)	(122,733)	(30.9)
Western Union Co.	(4,709)	(80,336)	(20.2)

Total Reference Entity — Short		(1,008,281)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$396,937

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of December 31, 2018 expiration dates 02/17/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Barrick Gold Corp.	6,576	$89,039	22.0%
Canadian National Railway Co.	1,710	126,728	31.4
Encana Corp.	11,139	64,383	15.9
Rogers Communications, Inc., Class B	2,154	110,414	27.3
Suncor Energy, Inc.	4,540	126,984	31.4
Teck Resources Ltd., Class B	5,614	120,926	29.9

		638,474

Ireland
Medtronic PLC	1,410	128,253	31.7

United States
Advanced Micro Devices, Inc.	5	92	0.0
AES Corp.	1,381	19,969	4.9
Air Products & Chemicals, Inc.	739	118,277	29.2
Allstate Corp.	1,142	94,363	23.3
American Express Co.	1,026	97,798	24.2
American International Group, Inc.	848	33,420	8.3
Amgen, Inc.	236	45,942	11.4
Anadarko Petroleum Corp.	2,611	114,466	28.3
Aon PLC	756	109,892	27.2
Apache Corp.	3,774	99,068	24.5
AutoZone, Inc.	151	126,589	31.3
AvalonBay Communities, Inc.	689	119,920	29.6
Bausch Health Cos., Inc.	2,249	41,539	10.3

Security	Shares	Value	% of Basket Value

United States (continued)
BorgWarner, Inc.	3,077	$106,895	26.4%
Boston Properties, Inc.	1,041	117,165	29.0
Boston Scientific Corp.	2,393	84,569	20.9
Boyd Gaming Corp.	2,148	44,635	11.0
Bristol-Myers Squibb Co.	2,389	124,180	30.7
CBS Corp., Class B	2,362	103,267	25.5
CenterPoint Energy, Inc.	4,354	122,913	30.4
Cigna Corp.	463	87,933	21.7
Clorox Co.	785	121,000	29.9
Coca-Cola Co.	2,455	116,244	28.7
Colgate-Palmolive Co.	1,095	65,174	16.1
Corning, Inc.	1,911	57,731	14.3
Costco Wholesale Corp.	503	102,466	25.3
CSX Corp.	518	32,183	8.0
Darden Restaurants, Inc.	1,280	127,821	31.6
Devon Energy Corp.	3,488	78,620	19.4
Dover Corp.	857	60,804	15.0
Duke Energy Corp.	1,341	115,728	28.6
Eaton Corp. PLC	1,651	113,358	28.0
Eli Lilly & Co.	897	103,801	25.7
Entergy Corp.	260	22,378	5.5
Exelon Corp.	1,261	56,871	14.1
Exxon Mobil Corp.	1,777	121,174	30.0
First Data Corp., Class A	4,414	74,641	18.5
FirstEnergy Corp.	950	35,673	8.8
Freeport-McMoRan, Inc.	7,468	76,995	19.0
Goodyear Tire & Rubber Co.	4,781	97,580	24.1
Halliburton Co.	2,842	75,540	18.7
Hartford Financial Services Group, Inc.	2,756	122,504	30.3
HCP, Inc.	3,239	90,465	22.4
HD Supply Holdings, Inc.	1,900	71,288	17.6
Hershey Co.	980	105,036	26.0
Home Depot, Inc.	282	48,453	12.0
Host Hotels & Resorts, Inc.	4,282	71,381	17.6
HP, Inc.	4,477	91,599	22.6
Humana, Inc.	152	43,545	10.8
Intel Corp.	2,203	103,387	25.6
International Paper Co.	1,602	64,657	16.0
JetBlue Airways Corp.	4,932	79,208	19.6
Johnson & Johnson	792	102,208	25.3
Johnson Controls International PLC	3,923	116,317	28.8
Kimberly-Clark Corp.	1,074	122,372	30.3
Kroger Co.	3,450	94,875	23.5
L Brands, Inc.	4,939	126,784	31.3
Lockheed Martin Corp.	403	105,522	26.1
Loews Corp.	1,942	88,400	21.9
Louisiana-Pacific Corp.	4,930	109,545	27.1
Lowe’s Cos., Inc.	1,338	123,578	30.6
Marathon Oil Corp.	8,931	128,071	31.7
McDonald’s Corp.	717	127,318	31.5
McKesson Corp.	173	19,111	4.7
Mohawk Industries, Inc.	181	21,170	5.2
Murphy Oil Corp.	5,147	120,388	29.8
Newmont Mining Corp.	2,878	99,723	24.7
Norfolk Southern Corp.	782	116,940	28.9
Nucor Corp.	2,424	125,587	31.1
Olin Corp.	4,819	96,910	24.0
Omnicom Group, Inc.	909	66,575	16.5
Oracle Corp.	2,402	108,450	26.8
Packaging Corp. of America	1,473	122,937	30.4
PepsiCo, Inc.	660	72,917	18.0
Pfizer, Inc.	2,070	90,356	22.3
Philip Morris International, Inc.	1,724	115,094	28.5

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Procter & Gamble Co.	1,380	$126,850	31.4%
PulteGroup, Inc.	2,651	68,899	17.0
Quest Diagnostics, Inc.	1,080	89,932	22.2
Raytheon Co.	476	72,995	18.0
Republic Services, Inc.	1,457	105,035	26.0
Ryder System, Inc.	2,585	124,468	30.8
Southwest Airlines Co.	2,293	106,579	26.4
Target Corp.	1,781	117,706	29.1
TEGNA, Inc.	8,390	91,199	22.5
TJX Cos., Inc.	2,561	114,579	28.3
Toll Brothers, Inc.	2,419	79,658	19.7
Union Pacific Corp.	920	127,172	31.4
United Parcel Service, Inc., Class B	270	26,333	6.5
United Technologies Corp.	947	100,837	24.9
Unum Group	4,337	127,421	31.5
Viacom, Inc., Class B	3,672	94,370	23.3
Walmart, Inc.	1,145	106,657	26.4
Walt Disney Co.	1,031	113,049	27.9
Waste Management, Inc.	1,057	94,062	23.3
Welltower, Inc.	1,027	71,284	17.6
Westrock Co.	2,751	103,878	25.7
Weyerhaeuser Co.	3,527	77,100	19.1
Xerox Corp.	6,261	123,717	30.6
Yum! Brands, Inc.	1,305	119,956	29.7

		9,165,081

Total Reference Entity — Long		9,931,808

Reference Entity — Short

Canada
Canadian Natural Resources Ltd.	(3,906)	(94,252)	(23.3)
Enbridge, Inc.	(4,064)	(126,309)	(31.2)

		(220,561)

Switzerland
Transocean Ltd.	(17,979)	(124,774)	(30.9)

United States
3M Co.	(368)	(70,119)	(17.3)
Abbott Laboratories	(1,766)	(127,735)	(31.6)
Advanced Micro Devices, Inc.	(1,967)	(36,311)	(9.0)
Ally Financial, Inc.	(4,746)	(107,544)	(26.6)
Altria Group, Inc.	(2,216)	(109,448)	(27.1)
AmerisourceBergen Corp.	(1,699)	(126,406)	(31.3)
Anthem, Inc.	(485)	(127,376)	(31.5)
Archer-Daniels-Midland Co.	(1,476)	(60,472)	(15.0)
Arrow Electronics, Inc.	(1,801)	(124,179)	(30.7)
AT&T, Inc.	(4,412)	(125,918)	(31.1)
Avis Budget Group, Inc.	(1,463)	(32,888)	(8.1)
Avnet, Inc.	(3,500)	(126,350)	(31.2)
Baxter International, Inc.	(1,751)	(115,251)	(28.5)
Beazer Homes USA, Inc.	(2,364)	(22,411)	(5.5)
Berkshire Hathaway, Inc., Class B	(606)	(123,733)	(30.6)
Best Buy Co., Inc.	(2,447)	(129,593)	(32.0)
Boeing Co.	(387)	(124,807)	(30.9)
Brunswick Corp.	(1,028)	(47,751)	(11.8)
Campbell Soup Co.	(3,757)	(123,943)	(30.6)
Capital One Financial Corp.	(440)	(33,260)	(8.2)
Cardinal Health, Inc.	(2,278)	(101,599)	(25.1)
Caterpillar, Inc.	(1,000)	(127,070)	(31.4)
Chevron Corp.	(506)	(55,048)	(13.6)
Cisco Systems, Inc.	(733)	(31,761)	(7.9)
CMS Energy Corp.	(1,589)	(78,894)	(19.5)

Security	Shares	Value	% of Basket Value

United States (continued)
Comcast Corp., Class A	(601)	$(20,464)	(5.1	) %
ConAgra Foods, Inc.	(5,733)	(122,457)	(30.3)
ConocoPhillips	(1,359)	(84,734)	(21.0)
Constellation Brands, Inc.	(771)	(123,992)	(30.7)
Danaher Corp.	(1,232)	(127,044)	(31.4)
Deere & Co.	(865)	(129,032)	(31.9)
DISH Network Corp.	(5,035)	(125,724)	(31.1)
DR Horton, Inc.	(3,632)	(125,885)	(31.1)
Eastman Chemical Co.	(1,536)	(112,297)	(27.8)
Expedia, Inc.	(928)	(104,539)	(25.8)
FedEx Corp.	(312)	(50,335)	(12.4)
Ford Motor Co.	(5,462)	(41,784)	(10.3)
Gap, Inc.	(3,962)	(102,061)	(25.2)
General Electric Co.	(4,109)	(31,105)	(7.7)
General Mills, Inc.	(3,241)	(126,205)	(31.2)
General Motors Co.	(3,197)	(106,940)	(26.4)
Hasbro, Inc.	(1,549)	(125,856)	(31.1)
Hess Corp.	(3,080)	(124,740)	(30.8)
Honeywell International, Inc.	(747)	(98,694)	(24.4)
International Business Machines Corp.	(1,111)	(126,287)	(31.2)
Kellogg Co.	(1,431)	(81,581)	(20.2)
Kimco Realty Corp.	(3,109)	(45,547)	(11.3)
Kohl’s Corp.	(1,932)	(128,169)	(31.7)
Kraft Heinz Co.	(2,883)	(124,084)	(30.7)
Lennar Corp.	(2,439)	(95,487)	(23.6)
Lincoln National Corp.	(958)	(49,155)	(12.2)
Macy’s, Inc.	(1,677)	(49,941)	(12.3)
Marriott International, Inc., Class A	(1,143)	(124,084)	(30.7)
Marsh & McLennan Cos., Inc.	(1,590)	(126,802)	(31.4)
Mattel, Inc.	(8,932)	(89,231)	(22.1)
MDC Holdings, Inc.	(2,419)	(67,998)	(16.8)
MetLife, Inc.	(567)	(23,281)	(5.8)
MGIC Investment Corp.	(10,033)	(104,945)	(26.0)
MGM Resorts International	(1,213)	(29,427)	(7.3)
Molson Coors Brewing Co.	(1,973)	(110,804)	(27.4)
Mondelez International, Inc.	(3,147)	(125,974)	(31.1)
Motorola Solutions, Inc.	(1,118)	(128,615)	(31.8)
Nabors Industries Ltd.	(37,774)	(75,548)	(18.7)
Navient Corp.	(4,835)	(42,596)	(10.5)
Newell Rubbermaid, Inc.	(6,839)	(127,137)	(31.4)
Nordstrom, Inc.	(2,235)	(104,173)	(25.8)
Northrop Grumman Corp.	(504)	(123,430)	(30.5)
NRG Energy, Inc.	(1,855)	(73,458)	(18.2)
Occidental Petroleum Corp.	(1,023)	(62,792)	(15.5)
OneMain Holdings, Inc.	(3,272)	(79,477)	(19.7)
ONEOK, Inc.	(2,370)	(127,862)	(31.6)
PPG Industries, Inc.	(1,240)	(126,765)	(31.3)
Prudential Financial, Inc.	(1,553)	(126,647)	(31.3)
Radian Group, Inc.	(6,902)	(112,917)	(27.9)
Realogy Holdings Corp.	(7,633)	(112,052)	(27.7)
Royal Caribbean Cruises Ltd.	(1,273)	(124,487)	(30.8)
RPM International, Inc.	(1,814)	(106,627)	(26.4)
Sealed Air Corp.	(3,339)	(116,331)	(28.8)
Sempra Energy	(1,170)	(126,582)	(31.3)
SITE Centers Corp.	(3,014)	(33,365)	(8.3)
Tesla Motors, Inc.	(386)	(128,461)	(31.8)
Texas Instruments, Inc.	(1,339)	(126,535)	(31.3)
Textron, Inc.	(1,788)	(82,230)	(20.3)
Travelers Cos., Inc.	(903)	(108,134)	(26.7)
Tyson Foods, Inc., Class A	(2,400)	(128,160)	(31.7)
United Rentals, Inc.	(374)	(38,346)	(9.5)
United States Steel Corp.	(4,976)	(90,762)	(22.4)

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Security	Shares	Value	% of Basket Value

United States (continued)
UnitedHealth Group, Inc.	(510)	$(127,051)	(31.4	) %
Uniti Group, Inc.	(8,010)	(124,716)	(30.8)
Universal Health Services, Inc.	(913)	(106,419)	(26.3)
Valero Energy Corp.	(1,710)	(128,199)	(31.7)
Vulcan Materials Co.	(777)	(76,768)	(19.0)
Whirlpool Corp.	(970)	(103,664)	(25.6)
Whiting Petroleum Corp.	(5,570)	(126,383)	(31.3)
Williams Cos., Inc.	(3,574)	(78,807)	(19.5)

		(9,182,048)

Total Reference Entity — Short		(9,527,383)

Net Value of Reference Entity — Bank of America N.A.		$404,425

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$45,743	$(139)	$32,127	$(56,106)
OTC Swaps	—	—	1,002,339	(14,755)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$76,182	$—	$76,182
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange	—	—	—	96	—	—	96
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	32,127	—	32,127
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,002,339	—	—	—	1,002,339

	$—	$—	$1,002,339	$96	$108,309	$—	$1,110,744

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$56,942	$—	$56,942
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange	—	—	—	32	—	—	32
Swaps — centrally cleared
Net unrealized depreciation(a)	—	27,323	—	—	28,783	—	56,106
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	1,700	—	13,055	—	14,755

	$—	$27,323	$1,700	$32	$98,780	$—	$127,835

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$71,191	$—	$71,191
Forward foreign currency exchange contracts	—	—	—	11	—	—	11
Swaps	—	(1,588)	1,378,566	—	26,999	—	1,403,977

	$—	$(1,588)	$1,378,566	$11	$98,190	$—	$1,475,179

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$21,885	$—	$21,885
Forward foreign currency exchange contracts	—	—	—	105	—	—	105
Swaps	—	(31,463)	(440,691)	—	(10,186)	—	(482,340)

	$—	$(31,463)	$(440,691)	$105	$11,699	$—	$(460,350)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,722,938
Average notional value of contracts — short	$3,976,684
Foreign currency exchange contracts:
Average USD amount purchased	$8,799
Average USD amount sold	—	(a)
Credit default swaps:
Average notional value — buy protection	$233,125
Average notional value — sell protection	$721,250
Interest rate swaps:
Average notional value — pay fixed rate	$2,332,802
Average notional value — receives fixed rate	$2,416,949
Total return swaps:
Average notional amount	$369,997

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

Derivative Financial Instruments — Offsetting of Period End

	Assets	Liabilities
Futures contracts	$12,568	$2,060
Swaps — Centrally cleared	—	160
Forward foreign currency exchange contracts	96	32
Swaps — OTC(a)	1,002,339	14,755

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,015,003	$17,007
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,568)	(2,220)

Total derivative assets and liabilities subject to an MNA	$1,002,435	$14,787

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$938,509	$(828)	$—	$—	$937,681
JPMorgan Chase Bank N.A.	96	—	—	(96)	—
Morgan Stanley & Co. International PLC	63,830	(1,700)	—	(62,130)	—

	$1,002,435	$(2,528)	$—	$(62,226)	$937,681

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Alternative Capital Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America N.A.	$828	$(828)	$—	$—	$—
Citibank N.A.	1,901	—	—	—	1,901
Deutsche Bank AG	10,326	—	—	—	10,326
Morgan Stanley & Co. International PLC	1,700	(1,700)	—	—	—
State Street Bank and Trust Co.	32	—	—	—	32

	$14,787	$(2,528)	$—	$—	$12,259

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$3,331,891	$—	$—	$3,331,891
Asset-Backed Securities	—	5,299,069	—	5,299,069
Corporate Bonds	—	16,418,224	—	16,418,224
Non-Agency Mortgage-Backed Securities	—	533,165	—	533,165
U.S. Government Sponsored Agency Securities	—	12,888,748	—	12,888,748
Short-Term Securities	5,039,873	—	—	5,039,873
Liabilities:
Investments:
TBA Sale Commitments	—	(124,383)	—	(124,383)

	$8,371,764	$35,014,823	$—	$43,386,587

Derivative Financial Instruments(a)
Assets:
Equity contracts	$—	$1,002,339	$—	$1,002,339
Forward Foreign Currency Exchange Contracts	—	96	—	96
Interest rate contracts	76,182	32,127	—	108,309
Liabilities:
Credit contracts		(27,226)		(27,226)
Equity contracts		(1,700)		(1,700)
Forward Foreign Currency Exchange Contracts	—	(32)	—	(32)
Interest rate contracts	(56,942)	(41,935)	—	(98,877)

	$19,240	$963,669	$—	$982,909

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund	BlackRock Alternative Capital Strategies Fund

ASSETS
Investments at value — unaffiliated(a)	$12,184,282	$3,234,573	$38,471,097
Investments at value — affiliated(b)	768,951	51,079	5,039,873
Cash	—	—	1,391
Cash pledged:
Collateral — OTC derivatives	—	—	350,000
Futures contracts	—	—	103,683
Centrally cleared swaps	—	—	83,000
Foreign currency at value(c)	34,696	—	150,698
Receivables:
Interest — unaffiliated	1,021	4,537	243,738
TBA sale commitments	—	—	123,066
Capital shares sold	65,778	937	80,716
Investments sold	930,520	—	33,897
From the Manager	24,553	10,931	75,079
Variation margin on futures contracts	—	—	12,568
Dividends — unaffiliated	65,894	—	8,953
Dividends — affiliated	—	114	3,289
Swaps	64,748	—	—
Unrealized appreciation on:
OTC swaps	55,968	—	1,002,339
Forward foreign currency exchange contracts	—	—	96
Prepaid expenses	9,595	32,603	14,585

Total assets	14,206,006	3,334,774	45,798,068

LIABILITIES
Cash received as collateral for OTC derivatives	—	—	110,000
Payables:
Investments purchased	5,116	20,075	9,401,338
Capital shares redeemed	8,064	127	231,979
Other accrued expenses	86,924	19,885	96,631
Trustees’ and Officer’s fees	1,685	—	1,757
Service and distribution fees	333	109	627
Income dividend distributions	—	2,450	—
Swaps	102,005	—	—
Administration fees	218	—	—
Variation margin on futures contracts	—	—	2,060
Variation margin on centrally cleared swaps	—	—	160
Board realignment and consolidation	1,452	1,979	54,245
TBA sale commitments at value(d)	—	—	124,383
Unrealized depreciation on:
OTC swaps	151,743	—	14,755
Forward foreign currency exchange contracts	—	—	32

Total liabilities	357,540	44,625	10,037,967

NET ASSETS	$13,848,466	$3,290,149	$35,760,101

NET ASSETS CONSIST OF :
Paid-in capital	$16,128,923	$3,420,876	$37,406,555
Accumulated loss	(2,280,457)	(130,727)	(1,646,454)

NET ASSETS	$13,848,466	$3,290,149	$35,760,101

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund	BlackRock Alternative Capital Strategies Fund

Institutional
Net assets	$5,630,993	$976,349	$32,960,947

Shares outstanding(e)	590,711	100,214	3,481,650

Net asset value	$9.53	$9.74	$9.47

Investor A
Net assets	$1,161,918	$525,918	$2,724,584

Shares outstanding(e)	122,527	53,999	287,940

Net asset value	$9.48	$9.74	$9.46

Investor C
Net assets	$81,052	$—	$74,570

Shares outstanding(e)	8,494	—	7,872

Net asset value	$9.54	$—	$9.47

Class K
Net assets	$6,974,503	$1,787,882	$—

Shares outstanding(e)	732,192	183,256	—

Net asset value	$9.53	$9.76	$—

(a) Investments at cost — unaffiliated	$13,175,502	$3,278,105	$39,035,670

(b) Investments at cost — affiliated	$847,158	$51,079	$5,039,873

(c) Foreign currency at cost	$34,719	$—	$154,534

(d) Proceeds from TBA sale commitments	$—	$—	$123,066

(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended December 31, 2018

	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund	BlackRock Alternative Capital Strategies Fund

INVESTMENT INCOME
Interest — unaffiliated	$—	$88,374 (a)	$1,043,841
Dividends — unaffiliated	734,727 (b)	—	110,060
Dividends — affiliated	25,168	1,187	26,413
Foreign taxes withheld	(58,555)	—	—

Total investment income	701,340	89,561	1,180,314

EXPENSES
Investment advisory	254,623	343	244,858
Administration	10,822	—	13,008
Administration — class specific	5,092	—	6,122
Service and distribution — class specific	1,875	865	4,946
Transfer agent — class specific	1,415	3,419	5,709
Trustees and Officer	10,551	10,277	10,725
Custodian	119,177	670	38,711
Professional	127,394	73,873	110,624
Accounting services	45,302	4,509	57,994
Registration	55,063	47,909	42,550
Printing	35,744	29,154	40,270
Board realignment and consolidation	1,463	1,979	54,245
Miscellaneous	17,140	12,244	90,149

Total expenses	685,661	185,242	719,911
Less:
Fees waived and/or reimbursed by the Manager	(351,611)	(178,843)	(399,298)
Fees waived and/or reimbursed by the Administrator	(5,840)	—	(13,008)
Fees waived and/or reimbursed by Administrator — class specific	(1,599)	—	(6,122)
Transfer agent fees waived and/or reimbursed — class specific	(394)	(2,668)	(5,709)

Total expenses after fees waived and/or reimbursed	326,217	3,731	295,774

Net investment income	375,123	85,830	884,540

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,056,591	(73,767)	(247,085)
Investments — affiliated	(29,989)	—	—
Futures contracts	41,212	—	71,191
Forward foreign currency exchange contracts	1,572	—	11
Foreign currency transactions	(94,079)	—	(2,902)
Swaps	2,561,089	—	1,403,977

	4,536,396	(73,767)	1,225,192

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,721,049)	3,041	(1,097,427)
Investments — affiliated	(78,207)	—	—
Futures contracts	8,244	—	21,885
Forward foreign currency exchange contracts	—	—	105
Foreign currency translations	1,512	—	(4,212)
Swaps	44,342	—	(482,340)

	(3,745,158)	3,041	(1,561,989)

Net realized and unrealized gain (loss)	791,238	(70,726)	(336,797)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,166,361	$15,104	$547,743

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.
(b)	Includes non-recurring dividends in the amount of $67,043.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Equity Strategies Fund		iShares Short-Term TIPS Bond Index Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$375,123	$376,686	$85,830	$111,774
Net realized gain (loss)	4,536,396	2,817,630	(73,767)	(13,522)
Net change in unrealized appreciation (depreciation)	(3,745,158)	2,554,055	3,041	(51,869)

Net increase in net assets resulting from operations	1,166,361	5,748,371	15,104	46,383

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(1,397,181)	(5,931)	(46,383)	(47,252)
Investor A	(232,916)	(2,244,938)	(7,691)	(2,451)
Investor B	(20,011)	—	—	—
Investor C	—	(5,167)	—	—
Class K	(1,760,590)	(533,707)	(31,488)	(62,737)
From return of capital:
Institutional	—	—	—	(991)
Investor A	—	—	—	(55)
Investor B	—	—	—	—
Investor C	—	—	—	—
Class K	—	—	—	(1,123)

Decrease in net assets resulting from distributions to shareholders	(3,410,698)	(2,789,743)	(85,562)	(114,609)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(27,821,715)	34,502,944	(1,380,816)	3,367,005

NET ASSETS(b)
Total increase (decrease) in net assets	(30,066,052)	37,461,572	(1,451,274)	3,298,779
Beginning of year	43,914,518	6,452,946	4,741,423	1,442,644

End of year	$13,848,466	$43,914,518	$3,290,149	$4,741,423

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	BlackRock Alternative Capital Strategies Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$884,540	$601,158
Net realized gain	1,225,192	584,379
Net change in unrealized appreciation (depreciation)	(1,561,989)	1,462,130

Net increase in net assets resulting from operations	547,743	2,647,667

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(2,551,421)	(1,087,004)
Investor A	(151,678)	(59,416)
Investor C	(5,147)	(2,177)

Decrease in net assets resulting from distributions to shareholders	(2,708,246)	(1,148,597)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,056,907	(855,028)

NET ASSETS(b)
Total increase in net assets	6,896,404	644,042
Beginning of year	28,863,697	28,219,655

End of year	$35,760,101	$28,863,697

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund

	Institutional

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$12.77		$10.24	$10.00

Net investment income(b)	0.17	(c)	0.18	0.23
Net realized and unrealized gain (loss)	(0.39)		3.27	2.00

Net increase (decrease) from investment operations	(0.22)		3.45	2.23

Distributions(d)
From net investment income	(2.43)		—	(0.46)
From net realized gain	(0.59)		(0.92)	(1.53)

Total distributions	(3.02)		(0.92)	(1.99)

Net asset value, end of period	$9.53		$12.77	$10.24

Total Return(e)
Based on net asset value	(1.59)%		33.72%	22.20	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.47%		2.26%	6.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.28%		1.27%	1.28	%(h)

Net investment income	1.30	%(c)	1.37%	2.37	%(h)

Supplemental Data
Net assets, end of period (000)	$5,631		$36,318	$375

Portfolio turnover rate(j)	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended		Period from 02/29/16 (a) to 12/31/16
	12/31/18	12/31/17
Total expenses	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 6.93%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Investor A

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$12.76		$10.24	$10.00

Net investment income(b)	0.17	(c)	0.13	0.21
Net realized and unrealized gain	(0.43)		3.27	2.00

Net increase (decrease) from investment operations	(0.26)		3.40	2.21

Distributions(d)
From net investment income	(2.43)		—	(0.44)
From net realized gain	(0.59)		(0.88)	(1.53)

Total distributions	(3.02)		(0.88)	(1.97)

Net asset value, end of period	$9.48		$12.76	$10.24

Total Return(e)
Based on net asset value	(1.93)%		33.30%	21.94	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.04%		3.45%	6.82	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.56%		1.55%	1.54	%(h)

Net investment income	1.40	%(c)	1.09%	2.14	%(h)

Supplemental Data
Net assets, end of period (000)	$1,162		$87	$61

Portfolio turnover rate(j)	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended		Period from 02/29/16 (a) to 12/31/16
	12/31/18	12/31/17
Total expenses	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.48%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Investor C

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$12.75		$10.24	$10.00

Net investment income(b)	0.09	(c)	0.04	0.13
Net realized and unrealized gain (loss)	(0.43)		3.26	2.00

Net increase (decrease) from investment operations	(0.34)		3.30	2.13

Distributions(d)
From net investment income	(2.28)		—	(0.36)
From net realized gain	(0.59)		(0.79)	(1.53)

Total distributions	(2.87)		(0.79)	(1.89)

Net asset value, end of period	$9.54		$12.75	$10.24

Total Return(e)
Based on net asset value	(2.59)%		32.29%	21.20	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.38%		4.12%	7.53	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.31%		2.30%	2.30	%(h)

Net investment income	0.73	%(c)	0.35%	1.38	%(h)

Supplemental Data
Net assets, end of period (000)	$81		$84	$61

Portfolio turnover rate(j)	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended		Period from 02/29/16 (a) to 12/31/16
	12/31/18	12/31/17
Total expenses	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 8.20%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)

	Class K

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$12.77		$10.24	$10.00

Net investment income(b)	0.24	(c)	0.17	0.24
Net realized and unrealized gain (loss)	(0.45)		3.28	1.99

Net increase (decrease) from investment operations	(0.21)		3.45	2.23

Distributions(d)
From net investment income	(2.44)		—	(0.46)
From net realized gain	(0.59)		(0.92)	(1.53)

Total distributions	(3.03)		(0.92)	(1.99)

Net asset value, end of period	$9.53		$12.77	$10.24

Total Return(e)
Based on net asset value	(1.49)%		33.73%	22.23	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.14%		3.06%	6.48	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.26%		1.25%	1.25	%(h)

Net investment income	1.90	%(c)	1.39%	2.43	%(h)

Supplemental Data
Net assets, end of period (000)	$6,975		$7,426	$5,956

Portfolio turnover rate(j)	254%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.26%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended		Period from 02/29/16 (a) to 12/31/16
	12/31/18	12/31/17
Total expenses	0.02%	0.01%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.14%.
(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional

	Year Ended December 31,			Period from 02/16/16 (a) to 12/31/16
	2018	2017

Net asset value, beginning of period	$9.95	$10.05		$10.00

Net investment income(b)	0.22	0.16		0.17
Net realized and unrealized gain (loss)	(0.16)	(0.08)		0.08

Net increase (decrease) from investment operations	0.06	0.08		0.25

Distributions(c)
From net investment income	(0.26)	(0.18)		(0.19)
From net realized gain	(0.01)	—		(0.01)
From return of capital	—	(0.00	)(d)	—

Total distributions	(0.27)	(0.18)		(0.20)

Net asset value, end of period	$9.74	$9.95		$10.05

Total Return(e)
Based on net asset value	0.56%	0.88%		2.49	%(f)

Ratios to Average Net Assets
Total expenses	4.96%	5.07%		18.22	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.09%	0.08%		0.09	%(g)(h)

Net investment income	2.19%	1.64%		1.91	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$976	$3,348		$476

Portfolio turnover rate	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Investor A

	Year Ended December 31,			Period from 02/16/16 (a) to 12/31/16
	2018	2017

Net asset value, beginning of period	$9.95	$10.04		$10.00

Net investment income(b)	0.20	0.14		0.16
Net realized and unrealized gain (loss)	(0.18)	(0.07)		0.06

Net increase (decrease) from investment operations	0.02	0.07		0.22

Distributions(c)
From net investment income	(0.22)	(0.16)		(0.17)
From net realized gain	(0.01)	—		(0.01)
From return of capital	—	(0.00	)(d)	—

Total distributions	(0.23)	(0.16)		(0.18)

Net asset value, end of period	$9.74	$9.95		$10.04

Total Return(e)
Based on net asset value	0.22%	0.76%		2.18	%(f)

Ratios to Average Net Assets
Total expenses	6.40%	6.24%		20.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.36%	0.36%		0.36	%(g)(h)

Net investment income	2.00%	1.35%		1.81	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$526	$256		$62

Portfolio turnover rate	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Class K

	Year Ended December 31,			Period from 02/16/16 (a) to 12/31/16
	2018	2017

Net asset value, beginning of period	$9.95	$10.05		$10.00

Net investment income(b)	0.31	0.25		0.19
Net realized and unrealized gain (loss)	(0.25)	(0.16)		0.06

Net increase (decrease) from investment operations	0.06	0.09		0.25

Distributions(c)
From net investment income	(0.24)	(0.19)		(0.19)
From net realized gain	(0.01)	—		(0.01)
From return of capital	—	(0.00	)(d)	—

Total distributions	(0.25)	(0.19)		(0.20)

Net asset value, end of period	$9.76	$9.95		$10.05

Total Return(e)
Based on net asset value	0.60%	0.89%		2.52	%(f)

Ratios to Average Net Assets
Total expenses	5.80%	2.82%		20.61	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.06%		0.06	%(g)(h)

Net investment income	3.13%	2.45%		2.17	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,788	$1,138		$904

Portfolio turnover rate	80%	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund

	Institutional
	Year Ended December 31,			Period from 05/19/15 (a) to 12/31/15
	2018	2017	2016

Net asset value, beginning of period	$10.15	$9.61	$9.53	$10.00

Net investment income(b)	0.29	0.22	0.16	0.11
Net realized and unrealized gain (loss)	(0.12)	0.73	0.40	(0.46)

Net increase (decrease) from investment operations	0.17	0.95	0.56	(0.35)

Distributions from(c)
From net investment income	(0.29)	(0.22)	(0.16)	(0.12)
From net realized gain	(0.56)	(0.19)	(0.32)	—

Total distributions	(0.85)	(0.41)	(0.48)	(0.12)

Net asset value, end of period	$9.47	$10.15	$9.61	$9.53

Total Return(d)
Based on net asset value	1.74%	10.00%	5.91%	(3.53	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.33%	2.16%	2.24%	2.05	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.95%	0.95%	1.19%	1.20	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.95%	0.95%	1.18%	1.20	%(g)

Net investment income	2.93%	2.19%	1.64%	1.79	%(g)

Supplemental Data
Net assets, end of period (000)	$32,961	$27,328	$25,588	$23,844

Portfolio turnover rate(i)(j)	426%	424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	2018	2017	2016	Period from 05/19/15 (a) to 12/31/15
Investments in underlying funds	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.44%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	Period from 05/19/15 (a) to 12/31/15
Portfolio turnover rate (excluding MDRs)(i)	220%	251%	488%	437%

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund (continued)

	Investor A

	Year Ended December 31,			Period from 05/19/15 (a) to 12/31/15
	2018	2017	2016

Net asset value, beginning of period	$10.15	$9.60	$9.53	$10.00

Net investment income(b)	0.22	0.19	0.14	0.11
Net realized and unrealized gain (loss)	(0.09)	0.74	0.39	(0.48)

Net increase (decrease) from investment operations	0.13	0.93	0.53	(0.37)

Distributions(c)
From net investment income	(0.26)	(0.19)	(0.14)	(0.10)
From net realized gain	(0.56)	(0.19)	(0.32)	—

Total distributions	(0.82)	(0.38)	(0.46)	(0.10)

Net asset value, end of period	$9.46	$10.15	$9.60	$9.53

Total Return(d)
Based on net asset value	1.41%	9.83%	5.61%	(3.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.73%	2.63%	2.75%	2.42	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.20%	1.20%	1.42%	1.45	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20%	1.20%	1.42%	1.45	%(g)

Net investment income	2.21%	1.94%	1.46%	1.76	%(g)

Supplemental Data
Net assets, end of period (000)	$2,725	$1,469	$2,439	$311

Portfolio turnover rate(i)(j)	426%	424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	2018	2017	2016	Period from 05/19/15 (a) to 12/31/15
Investments in underlying funds	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.81%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	Period from 05/19/15 (a) to 12/31/15
Portfolio turnover rate (excluding MDRs)(i)	220%	251%	488%	437%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund (continued)

	Investor C
	Year Ended December 31,			Period from 05/19/15 (a) to 12/31/15
	2018	2017	2016

Net asset value, beginning of period	$10.16	$9.58	$9.51	$10.00

Net investment income(b)	0.20	0.12	0.06	0.05
Net realized and unrealized gain (loss)	(0.14)	0.73	0.40	(0.47)

Net increase (decrease) from investment operations	0.06	0.85	0.46	(0.42)

Distributions(c)
From net investment income	(0.19)	(0.08)	(0.07)	(0.07)
From net realized gain	(0.56)	(0.19)	(0.32)	—

Total distributions	(0.75)	(0.27)	(0.39)	(0.07)

Net asset value, end of period	$9.47	$10.16	$9.58	$9.51

Total Return(d)
Based on net asset value	0.65%	8.97%	4.82%	(4.19	)%(e)

Ratios to Average Net Assets(f)
Total expenses	3.48%	3.30%	3.43%	3.31	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.95%	1.95%	2.19%	2.20	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.95%	1.95%	2.18%	2.20	%(g)

Net investment income	2.01%	1.18%	0.64%	0.89	%(g)

Supplemental Data
Net assets, end of period (000)	$75	$67	$193	$71

Portfolio turnover rate(i)(j)	426%	424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	2018	2017	2016	Period from 05/19/15 (a) to 12/31/15
Investments in underlying funds	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 3.70%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	Period from 05/19/15 (a) to 12/31/15
Portfolio turnover rate (excluding MDRs)(i)	220%	251%	488%	437%

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM and BlackRock Funds IV (each, a “Trust” and collectively, the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Funds	BlackRock Emerging Markets Equity Strategies Fund	Emerging Markets Equity Strategies	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified

BlackRock Funds IV	BlackRock Alternative Capital Strategies Fund	Alternative Capital Strategies	Diversified

On November 28, 2018, the Board of BlackRock Funds IV approved a proposal to change the name of BlackRock Alternative Capital Strategies Fund to BlackRock Systematic Multi-Strategy Fund. This change is effective January 4, 2019.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plans).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional and Class K Shares	No		No		None
Investor A Shares	Yes	(a)	No	(a)(b)	None
Investor C Shares	No		Yes		To Investor A Shares after approximately 10 years

(a)	Not applicable for Short-Term TIPS Bond Index.
(b)

Investor A Shares of Emerging Markets Equity Strategies and Alternative Capital Strategies may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of BlackRock Funds IV approved an Agreement and Plan of Reorganization with respect to BlackRock Alternative Capital Strategies Fund, a series of BlackRock FundsSM (the “Target Fund”), pursuant to which the Target Fund reorganized into Alternative Capital Strategies, a newly created series (the “Acquiring Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Alternative Capital Strategies Fund	BlackRock FundsSM	BlackRock Alternative Capital Strategies Fund	BlackRock Funds IV

The Reorganization was affected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the Reorganization, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. The shareholders of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Alternative Capital Strategies Fund	3,242,148	1	3,242,148

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Alternative Capital Strategies Fund	$31,020,824	$37,089,063	$37,028,870

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Alternative Capital Strategies will distribute net investment income, if any, at least quarterly. Emerging Markets Equity Strategies will distribute net investment income, if any, at least annually. Short-Term TIPS Bond will distribute net investment income, if any, at least monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation)

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Equity Strategies and Alternative Capital Strategies pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets as follows:

Average Daily Net Assets	Emerging Markets Equity Strategies	Alternative Capital Strategies
First $1 Billion	1.00%	0.80%
$1 Billion — $3 Billion	0.94	0.75
$3 Billion — $5 Billion	0.90	0.72
$5 Billion — $10 Billion	0.87	0.70
Greater than $10 Billion	0.85	0.68

Short-Term TIPS Bond Index pays the Manager a monthly fee at an annual rate of 0.01% of the Fund’s average daily net assets.

With respect to Emerging Markets Equity Strategies and Alternative Capital Strategies, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Emerging Markets Equity Strategies, the Manager also entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. With respect to Short-Term TIPS Bond Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BIL, BFA and BAMNAL, for services they provide, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C(a)	0.25	0.75

(a)	Emerging Markets Equity Strategies and Alternative Capital Strategies only.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Emerging Markets Equity Strategies	$822	$1,053	$1,875
Short-Term TIPS Bond Index	865	N/A	865
Alternative Capital Strategies	4,260	686	4,946

Administration: The Trust, on behalf of Emerging Markets Equity Strategies and Alternative Capital Strategies, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, for Emerging Markets Equity Strategies and Alternative Capital Strategies, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of Emerging Markets Equity Strategies and Alternative Capital Strategies:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$3,509	$66	$21	$1,496	$5,092
Alternative Capital Strategies	5,767	341	14	N/A	6,122

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$192	$47	$32	$32	$303
Short-Term TIPS Bond Index	66	239	N/A	76	381
Alternative Capital Strategies	235	44	9	N/A	288

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$788	$468	$127	$32	$1,415
Short-Term TIPS Bond Index	1,428	1,167	N/A	824	3,419
Alternative Capital Strategies	3,068	2,528	113	N/A	5,709

Other Fees: For the year ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Alternative Capital Strategies
Investor A	$45

Expense Limitations, Waivers and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Emerging Markets Equity Strategies	$969
Short-Term TIPS Bond Index	49
Alternative Capital Strategies	1,062

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019 except for Alternative Capital Strategies which is through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2018, Emerging Markets Strategies waived $4,581 in investment advisory fees pursuant to this arrangement.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Equity Strategies	1.30%	1.55%	2.30%	1.25%
Short-Term TIPS Bond Index	0.11	0.36	N/A	0.06
Alternative Capital Strategies	0.95	1.20	1.95	N/A

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019 except for Alternative Capital Strategies which is through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager are as follows:

Emerging Markets Equity Strategies	$346,061
Short-Term TIPS Bond Index	176,815
Alternative Capital Strategies	343,991

For the year ended December 31, 2018, class specific expense waivers are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$—	$78	$23	$1,498	$1,599
Alternative Capital Strategies	5,767	341	14	—	6,122

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Equity Strategies	$—	$291	$72	$31	$394
Short-Term TIPS Bond Index	851	993	—	824	2,668
Alternative Capital Strategies	3,030	2,566	113	—	5,709

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts reimbursed were as follows:

	Short-Term TIPS Bond Index	Alternative Capital Strategies
Reimbursed amounts	$1,979	$54,245

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2018, the Funds’ fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020
Emerging Markets Equity Strategies Fund
Fund Level	$327,847	$351,901
Institutional	8	—
Investor A	93	369
Investor C	66	95
Class K	1,486	1,529

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Expiring December 31,
	2019	2020
Short-Term TIPS Bond Index Fund
Fund Level	$208,731	$176,815
Institutional	791	851
Investor A	294	993
Class K	232	824
Alternative Capital Strategies Fund
Fund Level	$328,778	$357,002
Institutional	6,911	8,833
Investor A	4,110	2,869
Investor C	232	126

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2018:

Expired December 31, 2018
Emerging Markets Equity Strategies Fund
Fund Level	$293,219
Institutional	16
Investor A	40
Investor C	16
Class K	1,379
Short-Term TIPS Bond Index Fund
Fund Level	$188,653
Institutional	26
Investor A	27
Class K	55
Alternative Capital Strategies Fund
Fund Level	$284,567
Institutional	6,195
Investor A	2,797
Investor C	331

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies
Non-U.S. Government Securities	$60,137,997	$—	$154,295,208
U.S. Government Securities	—	2,701,821	—

	$60,137,997	$2,701,821	$154,295,208

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

Sales
	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies
Non-U.S. Government Securities	$87,867,577	$1,011,797	$145,696,218
U.S. Government Securities	—	3,189,299	—

	$87,867,577	$4,201,096	$145,696,218

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls for Alternative Capital Strategies were $70,552,358 and $70,631,108 respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Emerging Markets Equity Strategies and Short-Term TIPS Bond Index’s U.S. federal tax returns generally remains open for the two years ended December 31, 2018 and the period ended December 31, 2016. Alternative Capital Strategies’ U.S. federal tax returns generally remains open for the three years ended December 31, 2018 and the period ended December 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the use of equalization were reclassified to the following accounts:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies
Paid-in capital	$3,137,124	$—	$(32)
Accumulated loss	$(3,137,124)	$—	$32

The tax character of distributions paid was as follows:

	Emerging Markets Equity Strategies (a)	Short-Term TIPS Bond Index	Alternative Capital Strategies
Ordinary income
12/31/18	$6,145,946	$85,562	$2,107,367
12/31/17	$2,450,072	$112,440	$971,653
Long-term capital gains
12/31/18	401,876	—	600,879
12/31/17	339,671	—	176,944
Return of capital
12/31/18	—	—	—
12/31/17	—	2,169	—

Total
12/31/18	$6,547,822	$85,562	$2,708,246

12/31/17	$2,789,743	$114,609	$1,148,597

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated losses were as follows:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies
Undistributed ordinary income	$—	$137	$182,716
Capital loss carryforwards	—	(64,274)	—
Net unrealized losses(a)	(1,901,298)	(66,590)	(1,821,646)
Qualified late-year losses(b)	(379,159)	—	(7,524)

	$(2,280,457)	$(130,727)	$(1,646,454)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on constructive sales, the accounting for swap agreements and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Short-Term TIPS Bond Index
No expiration date	$64,274

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies
Tax cost	$14,856,407	$3,352,242	$44,290,908

Gross unrealized appreciation	$355,798	$—	$1,449,140
Gross unrealized depreciation	(2,258,972)	(66,590)	(2,748,162)

Net unrealized depreciation	$(1,903,174)	$(66,590)	$(1,299,022)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00% in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Short-Term TIPS Bond Index and Alternative Capital Strategies may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,830,278	$24,348,774	3,121,682	$38,655,566
Shares issued in reinvestment of distributions	141,824	1,393,653	176,235	2,239,448
Shares redeemed	(4,226,030)	(56,351,780)	(489,870)	(6,409,308)

Net increase (decrease)	(2,253,928)	$(30,609,353)	2,808,047	$34,485,706

Investor A
Shares sold and automatic conversion of shares	104,545	$1,267,654	1,156	$14,501
Shares issued in reinvestment of distributions	24,353	229,396	51	647
Shares redeemed	(13,166)	(152,072)	(401)	(5,000)

Net increase	115,732	$1,344,978	806	$10,148

Investor C
Shares sold	4,716	$59,783	717	$8,381
Shares issued in reinvestment of distributions	1,728	16,514	37	466
Shares redeemed and automatic conversion of shares	(4,513)	(51,994)	(136)	(1,757)

Net increase	1,931	$24,303	618	$7,090

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	150,569	1,418,357	—	—
Shares redeemed	—	—	—	—

Net increase	150,569	1,418,357	—	$—

Total Net Increase (Decrease)	(1,985,696)	$(27,821,715)	2,809,471	$34,502,944

	Year Ended December 31, 2018		Year Ended December 31, 2017
Short-Term TIPS Bond Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	181,524	$1,786,148	330,131	$3,329,789
Shares issued in reinvestment of distributions	3,746	36,973	4,788	47,841
Shares redeemed	(421,379)	(4,155,121)	(46,001)	(460,837)

Net increase (decrease)	(236,109)	$(2,332,000)	288,918	$2,916,793

Investor A
Shares sold	40,675	$400,196	19,535	$195,661
Shares issued in reinvestment of distributions	640	6,282	177	1,759
Shares redeemed	(13,026)	(129,031)	(183)	(1,837)

Net increase	28,289	$277,447	19,529	$195,583

Class K
Shares sold	73,458	$718,634	1,036,739	$10,459,300
Shares issued in reinvestment of distributions	909	8,946	4,069	40,947
Shares redeemed	(5,474)	(53,843)	(1,016,445)	(10,245,619)

Net increase	68,893	673,737	24,363	$254,628

Total Net Increase (Decrease)	(138,927)	$(1,380,816)	332,810	$3,367,004

	Year Ended December 31, 2018		Year Ended December 31, 2017
Alternative Capital Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,501,093	$14,532,056	169,319	$1,732,254
Shares issued in reinvestment of distributions	41,133	394,564	5,430	54,861
Shares redeemed	(752,661)	(7,258,403)	(145,840)	(1,435,482)

Net increase	789,565	$7,668,217	28,909	$351,633

Investor A
Shares sold and automatic conversion of shares	172,385	$1,658,750	31,745	$315,168
Shares issued in reinvestment of distributions	15,632	150,031	5,822	58,643
Shares redeemed	(44,790)	(432,737)	(146,815)	(1,445,847)

Net increase (decrease)	143,227	$1,376,044	(109,248)	$(1,072,036)

Investor C
Shares sold	1,298	$12,422	2,614	$26,456
Shares issued in reinvestment of distributions	380	3,648	162	1,623
Shares redeemed and automatic conversion of shares	(356)	(3,424)	(16,313)	(162,704)

Net increase (decrease)	1,322	$12,646	(13,537)	$(134,625)

Total Net Increase (Decrease)	934,114	$9,056,907	(93,876)	$(855,028)

As of December 31, 2018, shares of Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Equity Strategies	7,540	7,530	7,379	732,192
Short-Term TIPS Bond Index	5,000	5,000	—	90,000
Alternative Capital Strategies	2,497,309	2,001	2,000	—

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain	Return of Capital
Emerging Markets Equity Strategies	I	$—	$(2,244,938)	$—
	A	—	(5,931)	—
	C	—	(5,167)	—
	K	—	(533,707)	—
Short-Term TIPS Bond Index	I	(47,252)	—	(991)
	A	(2,451)	—	(55)
	K	(62,737)	—	(1,123)
Alternative Capital Strategies	I	(574,306)	(512,698)	—
	A	(31,783)	(27,633)	—
	C	(914)	(1,263)	—

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Emerging Markets Equity Strategies	$131,093
Short-Term TIPS Bond Index	(131)
Alternative Capital Strategies	2,680

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Markets Equity Strategies Fund, iShares Short-Term TIPS Bond Index Fund, and BlackRock Alternative Capital Strategies Fund and the Board of Trustees of BlackRock FundsSM and BlackRock FundsSM IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund of BlackRock FundsSM and BlackRock Alternative Capital Strategies Fund of BlackRock FundsSM IV (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the periods indicated in the table below were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Fund	Financial Highlights
BlackRock Emerging Markets Equity Strategies Fund	For the period from February 29, 2016 (commencement of operations) through December 31, 2016
iShares Short-Term TIPS Bond Index Fund	For the period from February 16, 2016 (commencement of operations) through December 31, 2016
BlackRock Alternative Capital Strategies Fund	For the year ended December 31, 2016 and for the period from May 19, 2015 (commencement of operations) through December 31, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date(s)	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies
Qualified Dividend Income for Individuals(a)	April 2018	—	—	4.39%
	July 2018	13.61%	—	2.51
	August 2018	—	—	2.21
	October 2018	—	—	2.21
	December 2018	13.06	—	2.21
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	January — December 2018	—	—	2.24
Foreign Source Income(b)	July 2018	22.34	—	—
Foreign Taxes Paid Per Share(c)	July 2018	$0.013105		—
	December 2018	$0.050931
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(d)	April 2018	—	—	84.27
	July 2018	100.00%	—	92.72
	August 2018	—	—	100.00
	October 2018	—	—	84.27
	December 2018	—	—	92.97
	January — December 2018	—	100%	—
Federal Obligation Interest(e)	January — December 2018	—	99.52	—

(a)	The Funds hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(e)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Alternative Capital Strategies distributed long-term capital gains of $0.212634118 per share to shareholders of record on August 20, 2018.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met in person on May 17-18, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Alternative Capital Strategies Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

On September 17, 2018, the Fund acquired the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock Funds (the “Predecessor Trust”), through a reorganization (the “Reorganization”). The Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Predecessor Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement”) between the Predecessor Trust, on behalf of the Predecessor Fund, and the Manager. Similarly, the Sub-Advisory Agreement is substantially similar to the sub-advisory agreement (the “Predecessor Sub-Advisory Agreement” and together with the Predecessor Advisory Agreement, the “Predecessor Agreements”) between the Manager and the Sub-Advisor, with respect to the Predecessor Fund.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund (and those provided to the Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s (and the Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreements. The Predecessor Agreements were most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreements were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreements. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to the Predecessor Fund); (b) the investment performance of the Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund and the Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund and the Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreements. These meetings were considered by the Board in evaluating approval of the Agreements. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of the Fund and the fees and expense ratios of the Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund and those provided to the Predecessor Fund and

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

the resulting performance of the Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of the Predecessor Fund. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Predecessor Fund’s performance and the Fund’s investment objectives, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreements.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund (and those provided to the Predecessor Fund). The Board considered that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Predecessor Fund. In connection with its review of the Predecessor Fund’s performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of the Predecessor Fund as compared to its Performance Peers and certain performance metrics.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, the Predecessor Fund ranked in the first quartile against its Performance Peers. In light of the Predecessor Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Predecessor Fund performance relative to these metrics. Under these metrics, for the one-year period the Predecessor Fund outperformed its total return target but for the since-inception period, the Predecessor Fund underperformed its total return target. The total return target is designed to be based on a three- to five-year time horizon, but in this case is being viewed over a shorter time horizon. The overall risk of the Predecessor Fund, as measured by the standard deviation of returns, was below its target range for the one-year and since-inception periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that the Fund’s proposed contractual management fee rate was identical to the Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that the Fund’s estimated total net expense ratio was identical to the Predecessor Fund’s total expense ratio. The Board also considered the comparison of the Predecessor Fund’s actual and contractual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreements.

The Board considered BlackRock’s profitability methodology including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Predecessor Fund, which would be the same services to be provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered, in connection with its review of the Predecessor Agreements, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreements, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to the Fund based on its review of the estimated cost of the services provided to the Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Fund, to the Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund and the Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Predecessor Fund benefited from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund (and the Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	75

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (d)(a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.
(c) Length of service includes service in such capacity for the Predecessor Trust.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. For BlackRock Alternative Capital Strategies Fund, the newly elected Trustees include two former Trustees, eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex and one individual who served as a director/trustee of the funds in the BlackRock Equity-Bond Complex. For BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund, the newly elected Trustees include ten current Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(b)

Hong Kong

BlackRock Fund Advisors(c)

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund.
(b)	For BlackRock Emerging Markets Equity Strategies Fund.
(c)	For iShares Short-Term TIPS Bond Index Fund.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees * of BlackRock FundsSM IV with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	354,534,836	508,547
Richard E. Cavanagh	354,482,594	560,789
Cynthia L. Egan	354,528,196	515,187
Frank J. Fabozzi	354,532,665	510,718
Robert Fairbairn	354,502,863	540,520
Henry Gabbay	354,491,732	551,651
R. Glenn Hubbard	354,496,888	546,495
W. Carl Kester	354,487,887	555,496
Catherine A. Lynch	354,524,111	519,272
John M. Perlowski	354,492,938	550,445
Karen P. Robards	354,575,033	468,351

*	Denotes [Fund/Trust/Corporation/Master LLC]-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

Shareholders approved the Trustees * of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust -wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

ADDITIONAL INFORMATION	79

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

SGD	Singapore Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

EURIBOR	Euro Interbank Offered Rate

GDR	Global Depositary Receipt

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

SIBOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	81

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

STRAT-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Equity Strategies Fund	$58,548	$58,548	$0	$0	$23,300	$21,238	$0	$0
iShares Short-Term TIPS Index Fund	$20,808	$20,849	$0	$0	$17,200	$15,440	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels. (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. (f) Not Applicable (g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Strategies Fund	$23,300	$21,238

iShares Short-Term TIPS Index Fund	$17,200	$15,440

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: March 8, 2019